EXHIBIT T3C



                    GENESIS HEALTH VENTURES, INC., as Issuer,

               THE GUARANTORS (as defined herein), as Guarantors,

                        THE BANK OF NEW YORK, as Trustee

                                    INDENTURE

                          Dated as of October __, 2001

                                  $242,605,000

                     Second Priority Secured Notes due 2007.


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                                TABLE OF CONTENTS
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                                                                                                                              PAGE
ARTICLE 1                 DEFINITIONS AND INCORPORATION BY REFERENCE............................................................1

           Section 1.1.             Definitions.................................................................................1

           Section 1.2.             Other Definitions..........................................................................19

           Section 1.3.             Incorporation by Reference of Trust Indenture Act..........................................19

           Section 1.4.             Rules of Construction......................................................................20

ARTICLE 2                 THE SENIOR NOTES.....................................................................................21

           Section 2.1.             Dating; Incorporation of Form in Indenture.................................................21

           Section 2.2.             Execution and Authentication...............................................................21

           Section 2.3.             Agents.....................................................................................22

           Section 2.4.             Paying Agent to Hold Money in Trust........................................................22

           Section 2.5.             Noteholder Lists...........................................................................22

           Section 2.6.             Transfer and Exchange......................................................................23

           Section 2.7.             Replacement Senior Notes...................................................................23

           Section 2.8.             Outstanding Senior Notes...................................................................24

           Section 2.9.             Temporary Senior Notes.....................................................................24

           Section 2.10.            Cancellation...............................................................................24

           Section 2.11.            Defaulted Interest.........................................................................25

           Section 2.12.            Deposit of Moneys..........................................................................25

           Section 2.13.            CUSIP Number...............................................................................25

           Section 2.14.            Payments to Holders........................................................................25

           Section 2.15.            Book-Entry Provisions for Global Notes.....................................................26

           Section 2.16.            Record Date................................................................................27

ARTICLE 3                 REDEMPTION...........................................................................................27

           Section 3.1.             Notices to Trustee.........................................................................27

           Section 3.2.             Selection by Trustee of Senior Notes to Be Redeemed........................................28

           Section 3.3.             Notice of Redemption.......................................................................28

           Section 3.4.             Effect of Notice of Redemption.............................................................29

           Section 3.5.             Deposit of Redemption Price................................................................29

           Section 3.6.             Senior Notes Redeemed in Part..............................................................29

           Section 3.7.             Optional Redemption........................................................................30



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                                TABLE OF CONTENTS
                                   (continued)
                                                                                                                              PAGE

           Section 3.8.             Mandatory Partial Redemption...............................................................30

ARTICLE 4                 COVENANTS............................................................................................30

           Section 4.1.             Payment of Senior Notes....................................................................30

           Section 4.2.             Reports....................................................................................30

           Section 4.3.             Waiver of Stay, Extension or Usury Laws....................................................31

           Section 4.4.             Compliance Certificate.....................................................................31

           Section 4.5.             Taxes......................................................................................31

           Section 4.6.             Limitation on Additional Indebtedness......................................................32

           Section 4.7.             Limitation on Restricted Payments..........................................................32

           Section 4.8.             Limitation on Certain Asset Sales..........................................................33

           Section 4.9.             Limitation on Transactions with Affiliates.................................................35

           Section 4.10.            Limitations on Liens.......................................................................36

           Section 4.11.            Limitations on Investments.................................................................36

           Section 4.12.            Limitation on Creation of Subsidiaries.....................................................36

           Section 4.13.            Limitation on Subsidiaries and Unrestricted Subsidiaries...................................37

           Section 4.14.            Limitation on Dividends and Other Payment Restrictions  Affecting Subsidiaries.............38

           Section 4.15.            Restriction on Sale and Issuance of Subsidiary Equity Interest.............................39

           Section 4.16.            Limitation on Sale and Lease-Back Transactions.............................................39

           Section 4.17.            Line of Business...........................................................................39

           Section 4.18.            Limitation on Status as Investment Company.................................................39

           Section 4.19.            Corporate Existence........................................................................39

           Section 4.20.            Maintenance of Office or Agency............................................................40

           Section 4.21.            Maintenance of  Insurance; Books and Records;  Compliance with Laws........................40

           Section 4.22.            Further Assurances to the Trustee..........................................................41

           Section 4.23.            Collateral Documents.......................................................................41

ARTICLE 5                 SUCCESSOR CORPORATION................................................................................41

           Section 5.1.             Merger, Consolidation or Sale of Assets....................................................41

           Section 5.2.             Successor Person Substituted...............................................................42


                                       ii
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                                TABLE OF CONTENTS
                                   (continued)
                                                                                                                              PAGE

ARTICLE 6                 DEFAULTS AND REMEDIES................................................................................42

           Section 6.1.             Events of Default..........................................................................42

           Section 6.2.             Acceleration...............................................................................44

           Section 6.3.             Other Remedies.............................................................................44

           Section 6.4.             Waiver of Defaults and Events of Default...................................................45

           Section 6.5.             Control by Majority........................................................................45

           Section 6.6.             Limitation on Suits........................................................................45

           Section 6.7.             Rights of Holders to Receive Payment.......................................................46

           Section 6.8.             Collection Suit by Trustee.................................................................46

           Section 6.9.             Trustee May File Proofs of Claim...........................................................46

           Section 6.10.            Priorities.................................................................................47

           Section 6.11.            Undertaking for Costs......................................................................47

           Section 6.12.            Restoration of Rights and Remedies.........................................................47

           Section 6.13.            Delay or Omission Not Waiver...............................................................48

ARTICLE 7                 TRUSTEE..............................................................................................48

           Section 7.1.             Duties of Trustee..........................................................................48

           Section 7.2.             Rights of Trustee..........................................................................49

           Section 7.3.             Individual Rights of Trustee...............................................................50

           Section 7.4.             Trustee's Disclaimer.......................................................................50

           Section 7.5.             Notice of Defaults.........................................................................51

           Section 7.6.             Reports by Trustee to Holders..............................................................51

           Section 7.7.             Compensation and Indemnity.................................................................51

           Section 7.8.             Replacement of Trustee.....................................................................52

           Section 7.9.             Successor Trustee by Consolidation, Merger or Conversion...................................53

           Section 7.10.            Eligibility; Disqualification..............................................................53

           Section 7.11.            Preferential Collection of Claims Against Company..........................................53

           Section 7.12.            Paying Agents..............................................................................53

           Section 7.13.            Co-Trustee and Separate Trustees...........................................................54

ARTICLE 8                 AMENDMENTS, SUPPLEMENTS AND WAIVERS..................................................................55

           Section 8.1.             Without Consent of Holders.................................................................55

           Section 8.2.             With Consent of Holders....................................................................56

                                TABLE OF CONTENTS
                                   (continued)
                                                                                                                              PAGE

           Section 8.3.             Compliance with Trust Indenture Act........................................................57

           Section 8.4.             Revocation and Effect of Consents..........................................................57

           Section 8.5.             Notation on or Exchange of Senior Notes....................................................58

           Section 8.6.             Trustee to Sign Amendments, etc............................................................58

ARTICLE 9                 DISCHARGE OF INDENTURE; DEFEASANCE...................................................................58

           Section 9.1.             Discharge of Indenture.....................................................................58

           Section 9.2.             Legal Defeasance...........................................................................59

           Section 9.3.             Covenant Defeasance........................................................................59

           Section 9.4.             Conditions to Legal Defeasance or Covenant Defeasance......................................59

           Section 9.5.             Deposited Money and U.S. Government Obligations to Be Held in Trust;  Other
                                    Miscellaneous Provisions...................................................................61

           Section 9.6.             Reinstatement..............................................................................61

           Section 9.7.             Moneys Held by Paying Agent................................................................62

           Section 9.8.             Moneys Held by Trustee.....................................................................62

           Section 9.9.             Senior Note Collateral.....................................................................62

ARTICLE 10                COLLATERAL AND SECURITY..............................................................................62

           Section 10.1.            Security...................................................................................62

           Section 10.2.            Recording and Opinions.....................................................................63

           Section 10.3.            Release of Collateral......................................................................64

           Section 10.4.            Protection of the Trust Estate.............................................................65

           Section 10.5.            Certificates of the Company................................................................66

           Section 10.6.            Certificates of the Trustee................................................................66

           Section 10.7.            Authorization of Actions to be Taken by the Trustee Under the  Collateral Documents........66

           Section 10.8.            Authorization of Receipt of Funds by the Trustee Under the  Collateral Documents...........66

           Section 10.9.            Termination of Security Interest...........................................................67

           Section 10.10.           Cooperation of Trustee.....................................................................67

           Section 10.11.           Collateral Agent...........................................................................67

           Section 10.12.           Collateral Trust Agreement.................................................................68


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                                TABLE OF CONTENTS
                                   (continued)
                                                                                                                              PAGE

ARTICLE 11                GUARANTEE OF SENIOR NOTES............................................................................68

           Section 11.1.            Guarantee..................................................................................68

           Section 11.2.            Execution and Delivery of Guarantees.......................................................69

           Section 11.3.            Limitation of Guarantee....................................................................70

           Section 11.4.            Release of Guarantor.......................................................................70

           Section 11.5.            Additional Guarantors......................................................................71

ARTICLE 12                MISCELLANEOUS........................................................................................71

           Section 12.1.            Trust Indenture Act Controls...............................................................71

           Section 12.2.            Notices....................................................................................71

           Section 12.3.            Communications by Holders with Other Holders...............................................72

           Section 12.4.            Certificate and Opinion as to Conditions Precedent.........................................72

           Section 12.5.            Statements Required in Certificate and Opinion.............................................72

           Section 12.6.            When Treasury Senior Notes Disregarded.....................................................73

           Section 12.7.            Rules by Trustee and Agents................................................................73

           Section 12.8.            Business Days; Legal Holidays..............................................................73

           Section 12.9.            Governing Law..............................................................................73

           Section 12.10.           No Adverse Interpretation of Other Agreements..............................................74

           Section 12.11.           No Recourse Against Others.................................................................74

           Section 12.12.           Successors.................................................................................74

           Section 12.13.           Multiple Counterparts......................................................................74

           Section 12.14.           Table of Contents, Headings, etc...........................................................75

           Section 12.15.           Separability...............................................................................75


EXHIBITS

Exhibit A  Form of Guarantee Notation

Exhibit B  Form of Senior Note

Exhibit C  Global Notes Legend

SCHEDULE 1



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                      Reconciliation and Tie between Trust
                   Indenture Act of 1939 and Indenture, dated
                              as of October , 2001

TRUST INDENTURE                                                     INDENTURE
ACT SECTION                                                           SECTION

Section 310(a)(1)..............................................          7.10
                (a)(2).........................................          7.10
                (a)(3).........................................          7.13
                (a)(4).........................................          N.A.
                (b)............................................     7.8; 7.10
                (b)(1).........................................          7.10
                (c)............................................          N.A.
Section 311(a)  ...............................................          7.11
                (b)............................................          7.11
                (c)............................................          N.A.
Section 312(a)  ...............................................           2.5
                (b)............................................          12.3
                (c)............................................          12.3
Section 313(a)  ...............................................           7.6
                (b)(1).........................................          10.2
                (b)(2).........................................     10.2; 7.6
                (c)............................................           7.6
                (d)............................................           7.6
Section 314(a)  ...............................................4.2; 4.4; 12.5
                (b)............................................          10.2
                (c)(1).........................................    12.4; 12.5
                (c)(2).........................................    12.4; 12.5
                (c)(3).........................................     12.4;12.5
                (d)............................................          10.2
                (e)............................................    10.2; 12.5
                (f)............................................          N.A.
Section 315(a)  ...............................................      7.1; 7.2
                (b)............................................           7.5
                (c)............................................           7.1
                (d)............................................ 6.5; 7.1; 7.2
                (e)............................................          6.11
Section 316(a) (last sentence).................................          12.6
                (a)(1)(A)......................................           6.5
                (a)(1)(B)......................................           6.4
                (a)(2).........................................          N.A.
                (b)............................................           6.7
                (c)............................................           8.4
Section 317(a)(1)..............................................           6.8
                (a)(2).........................................           6.9
                (b)............................................          7.12
Section 318(a)  ...............................................          12.1



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           Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

           Attention should also be directed to TIA Section 318(c), which provides that the provisions of TIA Sections 310 to and including 317 of the TIA are a part of and govern every qualified indenture, whether or not physically contained therein.

           THIS INDENTURE is dated as of October ___, 2001, among GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation, as Issuer (the "Company"), the GUARANTORS listed on Schedule 1 hereto and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

           The Company and the Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance of the Second Priority Secured Notes due 2007 to be issued as provided for in this Indenture.

           Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as hereinafter defined) of the Second Priority Secured Notes due 2007, which are unconditionally guaranteed by the Guarantors.


                                   ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

           Section 1.1 DEFINITIONS.

           "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary or assumed in connection with an Asset Acquisition from such Person.

           "Acquisition Indebtedness" means Indebtedness incurred by the Company or by a Subsidiary after the Issue Date the proceeds of which are used for an Asset Acquisition.

           "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of (x) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities (after giving effect to all fixed and contingent liabilities (including, without limitation, any guarantees of Indebtedness)), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the total amount of its debts (after giving effect to all fixed and contingent liabilities (including, without limitation, any guarantees of Indebtedness)), and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), but excluding liabilities under the Guarantee.

           "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

           "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands.

           "Asset Acquisition" means (a) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company, or shall be merged with or into the

Company or any Subsidiary of the Company, (b) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person (other than a Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Subsidiary of the Company of any division or line of business of any Person (other than a Subsidiary of the Company).

           "Asset Sale" means the direct or indirect sale, transfer, issuance, conveyance, lease (other than operating leases entered into in the ordinary course of business pursuant to ordinary business terms, it being understood that the lease of a healthcare facility shall not be considered to be in the ordinary course but that leases of portions of a healthcare facility to service providers shall be considered to be in the ordinary course), assignment or other disposition (including, without limitation, by eminent domain, condemnation or similar governmental proceeding) and any merger or consolidation of any Subsidiary of the Company with or into another Person (other than the Company or any Wholly-Owned Subsidiary of the Company) in any single transaction or series of related transactions (separate eminent domain, Condemnation or similar governmental proceedings to each be considered a single transaction but not to be considered together as a series of related transactions) involving property or assets with a fair market value in excess of $500,000 of (a) any Equity Interest in any Subsidiary, (b) real property owned by the Company or any Subsidiary thereof, or a division, line of business or healthcare facility or comparable business segment of the Company or any Subsidiary thereof or (c) other property, assets or rights (including, without limitation, leasehold rights) of the Company, any Subsidiary thereof or any division, line of business or healthcare facility of the Company or any Subsidiary thereof, provided, however, that Asset Sales shall not include (i) sales, leases, conveyances, transfers or other dispositions to the Company or to a Subsidiary thereof or to any other Person if after giving effect to such sale, lease, conveyance, transfer or other disposition such other Person becomes a Wholly-Owned Subsidiary of the Company, (ii) transactions complying with Section 5.1, (iii) sales, transfers, issuances, conveyances, leases, assignments or other dispositions to the Company or any Wholly-Owned Subsidiary of the Company, and
(iv) sales, leases, conveyances, transfers or other dispositions in any 12 month period (A) the fair market value of which does not, in the aggregate, exceed 2.5% of the Company's Consolidated Total Assets and (B) the Consolidated Cash Flow Available for Fixed Changes related to such properties or assets does not, in the aggregate, exceed 2.5% of the Company's Consolidated Cash Flow Available for Fixed Charges.

           "Asset Sale Proceeds" means, with respect to any Asset Sale, (i) cash received by the Company or any Subsidiary thereof from such Asset Sale, after
(a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting and other fees and expenses related to such Asset Sale, (c) provision for minority interest holders in any Subsidiary as a result of such Asset Sale, (d) payments made to retire Indebtedness secured by the assets subject to such Asset Sale,
(e) payments made to the Trustee, the Collateral Agent and the agent of the holders of the Senior Indebtedness and (f) deduction of appropriate amounts to be provided by the Company or a Subsidiary thereof as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or a Subsidiary thereof after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and (ii) promissory notes and other non-cash consideration received by the Company or any Subsidiary thereof from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash.

           "Attributable Indebtedness" when used with respect to any Sale-Lease-Back Transaction or an operating lease with respect to a long-term care facility means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments (after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease) during the remaining term of the lease included in any such Sale and Lease-Back Transaction or such operating lease or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided, that the Attributable Indebtedness with respect to a Sale and Lease-Back Transaction shall be no less than the fair market value (as determined reasonably and in good faith by the Board of Directors of the Person incurring the Attributable Indebtedness) of the property subject to such Sale and Lease-Back Transaction.

           "Board of Directors" means, as to any Person, the board of directors or any duly authorized committee thereof of such Person or, if such Person is a partnership (or other non-corporate Person), of the managing general partner or partners (or Persons serving an analogous function) of such Person.

           "Board Resolution" means, as to any Person, a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of such Person, and to be in full force and effect, and, if required hereunder, delivered to the Trustee.

           "Capitalized Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

           "Casualty" with respect to any Collateral, means loss of, damage to or destruction of all or any part of such Collateral.

           "Collateral" means all the assets of the Company and its Subsidiaries defined as "Collateral" in the Collateral Documents.

           "Collateral Agent" means First Union National Bank as collateral agent under the Collateral Trust Agreement, and its successors.

           "Collateral Documents" means the Collateral Trust Agreement, the Credit Facility, the UCC-1s, together with all related mortgages, filings, assignments and instruments, as such agreements, filings, assignments and instruments may from time to time be amended, supplemented or otherwise modified in accordance with the terms of this Indenture and such other agreements.

           "Collateral Trust Agreement" means the Collateral Trust Agreement dated as of October __, 2001 among the Company, the Trustee and First Union National Bank, as Collateral Agent and Administrative Agent.

           "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture and thereafter means the successor.

           "Company Request" means any written request signed in the name of the Company by any two of the following: the Chief Executive Officer; the President; any Vice President; the Chief Financial Officer; the Treasurer; or the Secretary or any Assistant Secretary (but not both the Secretary and any Assistant Secretary) of the Company.

           "Condemnation" means any taking of the Collateral or any part thereof, in or by Condemnation, expropriation or similar proceeding, eminent domain proceedings, seizure or forfeiture, pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Collateral, or any part thereof, by a governmental authority.

           "Condemnation Proceeds" means any awards, proceeds, payment or other compensation arising out of a Condemnation less any and all payments made to the Trustee, the Collateral Agent and the agent of the holders of the Senior Indebtedness.

           "Consolidated Cash Flow Available for Fixed Charges" means, with respect to any Person for any period, on a consolidated basis in accordance with GAAP, the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (A) (i) Consolidated Net Income, (ii) Consolidated Non-cash Charges, (iii) Consolidated Interest Expense, (iv) Consolidated Income Tax Expense, and (v) one-third of Consolidated Rental Payments, less (B) any non-cash items increasing Consolidated Net Income for such period.

           "Consolidated Fixed Charge Coverage Ratio" means with respect to any Person, the ratio of the aggregate amount of Consolidated Cash Flow Available for Fixed Charges of such Person for the four full fiscal quarters immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness of such Person or any of its Subsidiaries (and the application of the net proceeds thereof) during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation (and the application of the net proceeds thereof), as if such incurrence (and application) occurred on the first day of the Four Quarter Period (it being understood that with respect to Indebtedness incurred under a revolving facility used primarily to finance working capital, the average daily principal amount outstanding during the Reference Period shall be deemed to be the amount incurred during the Reference Period), and (b) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Four Quarter Period, as if such Asset Sale or Asset Acquisition occurred on the first day of the Four Quarter

Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (ii) if interest on Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period. In calculating the Consolidated Fixed Charge Coverage Ratio and giving pro forma effect to the incurrence of Indebtedness during a Reference Period, pro forma effect shall be given to use of proceeds thereof to permanently repay or retire Indebtedness. If such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, for purposes of determining the "Consolidated Fixed Charge Coverage Ratio," effect shall be given to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

           "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period of (i) Consolidated Interest Expense, (ii) the product of (a) the aggregate amount of dividends and other distributions paid in cash during such period in respect of Disqualified Equity Interests of such Person and its Subsidiaries on a consolidated basis and (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory income tax rate of such Person, expressed as a decimal and (iii) one-third of Consolidated Rental Payments.

           "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Subsidiaries for each period as determined on a consolidated basis in accordance with GAAP.

           "Consolidated Interest Expense" means, with respect to any Person, on a consolidated basis in accordance with GAAP, for any period, the sum of, without duplication, (a) the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Subsidiaries on a consolidated basis, (b) imputed interest included in Capitalized Lease Obligations, (c) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (d) the net costs associated with Interest Rate Agreements, (e) amortization of other financing fees and expenses, (f) the interest portion of any deferred payment obligation, (g) amortization of discount or premium, if any, (h) all other non-cash interest expense (other than interest amortized to cost of sales), (i) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP and (j) all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person.

           "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP, plus the amount of any dividends or distributions received by such Person from

Unrestricted Subsidiaries; provided, however, that (a) the Net Income of any Person (the "other Person") in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the net income of such other Person to be consolidated into the net income of the Person in question in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or its Subsidiaries, (b) the Net Income of any Subsidiary, incorporated in a jurisdiction other than the United States, or a state or territory thereof, of the Person in question shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or its Subsidiaries
(c) the Net Income of any Subsidiary of the Person in question that is subject to any restriction or limitation (whether by terms of its charter, agreement or applicable law) on the payment of dividends or the making of other distributions shall be excluded to the extent such restriction or limitation would prevent such Subsidiary from being able to pay dividends or make other distributions out of its Net Income, (d)(i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and
(ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded, (e) extraordinary gains and losses (including any related tax effects) shall be excluded and (f) the cumulative effect of changes in accounting principles shall be excluded.

           "Consolidated Net Worth" means, with respect to any Person at any date, the consolidated stockholders' equity of such Person less the amount of such stockholders' equity attributable to Disqualified Equity Interests of such Person and its Subsidiaries, as determined in accordance with GAAP.

           "Consolidated Non-cash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Subsidiaries reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which required an accrual of or a reserve for cash charges for any future period).

           "Consolidated Rental Payments" of any Person means, for any period, the aggregate rental obligations of such Person and its consolidated Subsidiaries (not including taxes, utilities, insurance, maintenance and repairs and other similar expenses that the lessee is obligated to pay under the terms of the relevant leases), determined on a consolidated basis in accordance with GAAP, payable in respect of such period (net of income from subleases thereof, not including taxes, utilities, insurance, maintenance and repairs and other similar expenses that the sublessee is obligated to pay under the terms of such sublease), whether or not such obligations are reflected as liabilities or commitments on a consolidated balance sheet of such Person and its Subsidiaries or in the notes thereto, excluding, however, in any event, (i) that portion of Consolidated Interest Expense of such Person representing payments by such Person or any of its consolidated Subsidiaries in respect of Capitalized Lease Obligations (net of payments to such Person or any of its consolidated Subsidiaries under subleases qualifying as capitalized lease subleases to the extent that such payments would be deducted in determining Consolidated Interest Expense) and (ii) the aggregate amount of amortization of obligations of such Person and its consolidated Subsidiaries in respect of such Capitalized Lease Obligations for such period (net of payments to such Person or any of its consolidated Subsidiaries and subleases qualifying as capitalized lease subleases to the extent that such payments could be deducted in determining such amortization amount).

           "Consolidated Total Assets" of any person means the consolidated total assets of such Person and its consolidated Subsidiaries, as set forth on the most recent consolidated balance sheet of such Person and its consolidated Subsidiaries determined in accordance with GAAP.

           "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

           "Credit Facility" means (i) any and all credit agreements (whether of the Company or any Subsidiary of Company) contemplated by the Commitment Letter dated as of July 13, 2001 between the Company, First Union Capital Markets and Goldman Sachs; (ii) any agreements, instruments and documents executed or delivered pursuant to or in connection with such credit agreement; and (iii) any credit agreement, loan agreement, note purchase agreement, indenture or other agreement, document or instrument refinancing, refunding or otherwise replacing the credit agreement or any other agreement deemed a Credit Facility under clause (i), (ii) or (iii) hereof, whether or not with the same agent, trustee, representative, lenders or holders, regardless of whether the Credit Facility or any portion thereof was outstanding or in effect at the time of such restatement, renewal, extension, restructuring, supplement or modification. Without limiting the generality of the foregoing, the term "Credit Facility" shall include any amendment, restatement, renewal, extension, restructuring, supplement or modification to any Credit Facility and all refundings, refinancings and replacements of any Credit Facility, including any agreement
(a) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby, (b) adding or deleting borrowers or guarantors thereunder, provided that the addition of such borrower or guarantor would not be prohibited by this Indenture, (c) increasing the amount for Indebtedness incurred thereunder or available to be borrowed thereunder, provided such increase is permitted to be incurred under this Indenture or (d) otherwise altering the terms and conditions thereof in a manner not prohibited by this Indenture.

           "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement designed to protect such person against fluctuations in currency values and not for the purpose of speculation.

           "Default" means any event that is, or after notice or passage of time of notice or both would be, an Event of Default.

           "Depository" means, with respect to the Senior Notes issued in the form of one or more Global Notes, The Depository Trust Company or another Person designated as Depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

           "Designated Facility" means any nursing facility, assisted and independent living center or other asset of the Company designated as a Designated Facility pursuant to an Officers' Certificate certifying that such facility had negative operating income based on the financial statements of such facility for the previous fiscal year.

           "Designated Noncash Consideration" means the fair market value of noncash consideration received by the Company or one of its Subsidiaries in connection with an Asset Sale, including the cancellation of any Indebtedness, that is so designated as Designated Noncash Consideration pursuant to an Officers' Certificate, setting forth the basis of such valuation, or, in the case of the cancellation of any Indebtedness, the principal amount of such cancelled Indebtedness, executed by an Officer of the Company, less the amount of cash or Temporary Cash Investments received in connection with a subsequent sale of such Designated Noncash Consideration.

           "Disqualified Equity Interests" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatory redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date of the Senior Notes, for cash or securities constituting Indebtedness. Without limitation of the foregoing, Disqualified Equity Interests shall be deemed to include (i) any Preferred Equity Interests of a Subsidiary of the Company and (ii) any Preferred Equity Interests of the Company, with respect to either of which, under the terms of such Preferred Equity Interests, by agreement or otherwise, such Subsidiary or the Company is obligated to pay current dividends or distributions in cash during the period prior to the Maturity Date.

           "Equity Interests" means, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interests in the nature of an equity interest in such Person or any option, warrant or other security convertible into or exchangeable for any of the foregoing.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Existing Collateral" means the property or assets of the Company or its Subsidiaries that are, or after the Issue Date, are subject to one or more Permitted Liens.

           "Fair market value" or "fair value" means, with respect to any assets or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a fully informed, willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, all as reasonably determined by a majority of the Board of Directors acting in good faith, such determination to be evidenced by a Board Resolution delivered to the Trustee. No such determination need be supported by an appraisal or expert opinion.

           "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

           "Global Note" means a Senior Note evidencing all or a part of the Senior Notes issued to and registered in the name of the Depository and bearing the legend prescribed in Exhibit C.

           "Guarantee" means, as the context may require, individually, a guarantee, or collectively, any and all guarantees, of the Obligations of the Company with respect to the Senior Notes by each Guarantor pursuant to the terms of Article 11 hereof, substantially in the form set forth as part of Exhibit A.

           "Guarantor" means each of the Subsidiaries of the Company on the Issue Date.

           "Healthcare Related Business" means any business conducted by the Company and its Subsidiaries as of the Issue Date and any and all healthcare service businesses that are related thereto including all healthcare, pharmacy, long-term and specialty care, managed care, skilled nursing care, subacute care, rehabilitation programs, geriatric care, home healthcare related businesses, services or facilities, businesses which provide insurance relating to the costs of any of the foregoing and consulting and administrative services and businesses relating to any of the foregoing.

           "Holder" or "Noteholder" means the Person in whose name a Senior Note is registered on the Registrar's books.

           "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become, directly or indirectly, liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurable," and "incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness. Any Indebtedness or Equity Interests of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Person at the time it becomes a Subsidiary. Indebtedness consisting of reimbursement obligations in respect of a letter of credit will be deemed to be incurred when the letter of credit is issued or renewed.

           "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other liabilities arising in the ordinary course of business) and shall also include, to the extent not otherwise included (i) any Capitalized Lease Obligations, (ii) obligations secured by a Lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed, (iii) all Indebtedness of others of the type described in the other clauses of this definition (including all dividends of other Persons) the payment of which is guaranteed, directly or indirectly, by such Person or that is otherwise its legal liability or which such Person has agreed to purchase or repurchase or in respect of which such Person has agreed contingently to supply or advance funds (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) Disqualified Equity Interests, (vi) obligations of any such Person under any Interest Rate Agreement applicable to any of the foregoing, and (vii) Attributable Indebtedness. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided, however, that (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP, and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Indebtedness" of the Company or any Subsidiaries for purposes of this definition. Furthermore, guarantees of obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

           "Indenture" means this Indenture as amended, restated or supplemented from time to time.

           "Insurance Proceeds" means any payment, proceeds or other amounts received at any time under any insurance policy as compensation in respect of a Casualty, less any and all payments made to the Trustee, the Collateral Agent and the agent of the holders of the Senior Indebtedness, provided, that, business interruption insurance proceeds shall not constitute Insurance Proceeds.

           "interest" when used with respect to any Senior Note, means the amount of all interest accruing on such Senior Note, including all interest accruing subsequent to the occurrence of any events specified in Sections 6.1(7) and (8) or which would have accrued but for any such event.

           "Interest Payment Date" means each March 15, June 15, September 15, December 15 of each year, commencing December 15, 2001.

           "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

           "Investments" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business, including accounts receivable arising in the ordinary course of business and acquired as part of the assets acquired by the Company in connection with an acquisition of assets which is otherwise permitted by the terms of this Indenture), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or stock or other evidence of beneficial ownership of, any Person, the guarantee or assumption of the Indebtedness of any other Person (except for an assumption of Indebtedness for which the assuming Person receives consideration with a fair market value at least equal to the principal amount of the Indebtedness assumed), the designation of a Subsidiary as an Unrestricted Subsidiary or the making of any investment in any Person and all other items that would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

           "Issue Date" means the Effective Date of the Plan of Reorganization.

           "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

           "Loss Event" means a Condemnation or Casualty involving an actual or constructive total loss or agreed or compromised actual or constructive total loss of all or substantially all of any Property constituting Collateral, except where the Company reasonably concludes that Restoration of such Property can be made in accordance with this Indenture and elects to do so in an Officers' Certificate delivered to the Trustee within 90 days of the relevant Condemnation or Casualty.

           "Maturity Date" means ___________, 200_.

           "Moody's" means Moody's Investors Service, Inc. and its successors.

           "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person determined in accordance with GAAP.

           "Net Investments" means the excess of (i) the aggregate of all Investments made by the Company or a Subsidiary thereof on or after the Issue Date (in the case of an Investment made other than in cash, the amount shall be the fair market value of such Investment) over (ii) the sum of (A) the aggregate amount returned in cash on such Investments whether through interest payments, principal payments, dividends or other distributions and (B) the net cash proceeds received by the Company or such Subsidiary from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company), provided, however, that with respect to all Investments made in Unrestricted Subsidiaries the sum of clauses (A) and (B) above with to such Investments shall not exceed the aggregate amount of all Investments made in all Unrestricted Subsidiaries.

           "Net Proceeds" means (a) in the case of any sale of Equity Interests by the Company, the aggregate net proceeds received by the Company, less payment of expenses, commissions and the like incurred in connection therewith and any and all payments made to the Trustee, the Collateral Agent and the agent of the holders of the Senior Indebtedness, whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt), and
(b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into Equity Interests of the Company which are not Disqualified Equity Interests, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender plus any additional amount required to be paid by the holder to the Company upon such exchange, exercise, conversion or surrender (e.g., on account of fractional shares and less all expenses incurred by the Company in connection therewith).

           "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other expenses payable under the documentation governing such Indebtedness.

           "Officer" means, with respect to any Person, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person, the Controller or the Secretary of the Company or a Guarantor, or any other officer designated by the Board of Directors of such Person, as the case may be (or, in the case of a Person that is a partnership (or other non-corporate Person), of a general partner (or analogous individuals) of such Person in such capacity).

           "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President and the Chief Financial Officer or any Treasurer of such Person (or, in the case of a Person that is a partnership (or other non-corporate Person), of a general partner (or analogous individuals) of such Person in such capacity) that shall comply with applicable provisions of this Indenture.

           "Opinion of Counsel" means a written opinion from legal counsel which counsel is reasonably acceptable to the Trustee.

           "Permitted Indebtedness" means:

                            (i) Indebtedness (plus interest, premium, fees and
                  other obligations associated therewith) of the Company or any Subsidiary thereof arising under or in connection with Permitted Secured Indebtedness;

                            (ii) Indebtedness (plus interest, premium, fees and
                  other obligations associated therewith) of the Company or any Subsidiary thereof arising under or in connection with Senior Indebtedness;

                            (iii) Indebtedness under the Senior Notes;

                            (iv) Additional Indebtedness of the Company,
                  including Indebtedness incurred in connection with or arising out of Capitalized Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $50 million;

                            (v) Indebtedness of a Subsidiary issued to and held
                  by the Company or a Subsidiary or Indebtedness of the Company to a Subsidiary in respect of intercompany advances or transactions;

                            (vi) Indebtedness outstanding on the Issue Date;

                            (vii) Indebtedness evidenced by letters of credit
                  issued in the ordinary course of business to support the Company's or any Subsidiary's insurance or self-insurance obligations (including, without limitation, to secure workers' compensation and other similar insurance coverages);

                            (viii) Indebtedness in respect of Interest Rate
                  Agreements; provided that the notional principal amount related to such Interest Rate Agreement does not exceed the principal amount of the Indebtedness to which such Interest Rate Agreement relates;

                            (ix) Indebtedness represented by performance bonds,
                  warranty or contractual service obligations, standby letters of credit or appeal bonds, in each case to the extent incurred in the ordinary course of business of the Company and its Subsidiaries;

                            (x) Refinancing Indebtedness;

                            (xi) Any Indebtedness provided for in the Plan of
                  Reorganization; and

                            (xii) Indebtedness not otherwise permitted to be
                  incurred pursuant to clauses (i) through (xi) above, which, together with any other Indebtedness incurred pursuant to this clause (xii), has an aggregate principal amount not in excess of $10 million at any time outstanding.

           "Permitted Investments" means, for any Person, Investments made on or after the date of this Indenture consisting of:

                            (i) Temporary Cash Investments;

                            (ii) (A) Investments in the Company or a Subsidiary
                  of the Company, (B) Investments in any Person, if (1) as a result of such Investment (y) such Person becomes a Wholly-Owned Subsidiary of the Company or (z) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly-Owned Subsidiary thereof and (2) after giving effect to such Investment the Company is in compliance with Sections 4.17 and 5.1 hereof and
                  (C) Net Investments in any Person, provided, however, that the aggregate amount of all such Net Investments made pursuant to this clause (C) shall not exceed $10 million at any one time outstanding;

                            (iii) Investments represented by accounts receivable
                  created or acquired in the ordinary course of business;

                            (iv) Advances to employees in the ordinary course of
                  business;

                            (v) Investments under or pursuant to Interest Rate
                  Agreements;

                            (vi) An investment that is made by the Company or a
                  Subsidiary thereof in the form of any Equity Interests, Indebtedness or securities that are issued by any Person solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under Section 4.8 hereof;

                            (vii) Investments in the Senior Notes;

                            (viii) Investments existing on the Issue Date;

                            (ix) Investments in connection with a Permitted
                  Mortgage Financing;

                            (x) Investments provided for in the Plan of
                  Reorganization; and

                            (xi) Investments in Permitted Joint Ventures or any
                  Healthcare Related Business, provided that the Company is able, at the time of such Investment and immediately after giving pro forma effect thereto, to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.6.

           "Permitted Joint Venture" means any Person which owns, operates or services Healthcare Related Business.

           "Permitted Liens" means, without duplication, (i) Liens existing on the date of this Indenture, (ii) Liens securing the Senior Indebtedness and Liens securing all other Obligations of the Company and its Subsidiaries under the Credit Facility, (iii) Liens in favor of the Company or any Subsidiary thereof; provided that such liens are either collectively assigned to the Collateral Agent or the Trustee or subordinated to the lien in favor of the Trustee securing the Senior Notes, (iv) Liens on property of a Person existing at the time such Person becomes a Subsidiary of, or is acquired by, merged into or consolidated with the Company or any Subsidiary thereof, provided, however, that such Liens (a) were not created in connection with or in anticipation of such acquisition, merger or consolidation or such Person becoming a Subsidiary and (b) are not applicable to any other property of the Company or any of the other Subsidiaries of the Company, (v) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor, (vi) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts which are not yet delinquent or are being contested in good faith by appropriate proceedings, (vii) pledges or deposits made in the ordinary course of business in connection with (a) leases, performance bonds and similar obligations, (b) workers' compensation, unemployment insurance and other social security legislation, or (c) securing the performance of surety bonds and appeal bonds required in connection with judgments that do not give rise to an Event of Default and are not paid by an unaffiliated insurance carrier pursuant to any insurance policy maintained by the Company, (viii) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar encumbrances which, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary in connection therewith, (ix) Liens to secure Purchase Money Indebtedness that is otherwise permitted under this Indenture, provided, however, that (a) any such Lien is solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such a purchase or construction) of such Property, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such costs, (c) the principal amount of all Purchase Money Indebtedness secured by such Liens does not exceed $100 million at any time, (d) such Lien does not extend to or cover any Property other than such item of Property and any improvements on such item and (e) such Lien is granted within 180 days of the incurrence of such Purchase Money Indebtedness, (x) Liens securing Capitalized Lease Obligations permitted to be incurred under clause
(iv) of the definition of "Permitted Indebtedness," provided, however, that such Lien does not extend to any property other than that subject to the underlying lease, (xi) Liens pursuant to leases and subleases of real property which do not interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries and which are made on customary and usual terms applicable to similar properties and in the case of any lease of a healthcare facility do not extend to any property of the Company or a Subsidiary other than the personal property located at such facility, (xii) Liens securing reimbursement obligations under commercial letters of credit, but only in or upon the goods the purchase of which were financed by such letters of credit, (xiii) Liens securing Acquisition Indebtedness, provided that such Liens do not extend to or cover any property other than the property directly or indirectly acquired with the proceeds of such Acquisition Indebtedness and any improvements thereto (unless such Liens are otherwise Permitted Liens), (xiv) Liens securing Refinancing Indebtedness, provided, however, that such Liens extend only to the assets securing the Indebtedness being extended, refinanced, renewed or replaced, and such Indebtedness was previously secured by such asset and provided, further, the terms of such Liens are no less favorable to the holders of the Senior Notes than the Liens being extended, refinanced, renewed or replaced, (xv) Liens securing a Permitted Mortgage Financing, (xvi) Liens in favor of the Trustee, (xvii) any Lien provided for in the Plan of Reorganization, (xviii) Liens on accounts receivable or inventory of the Company or any Subsidiary; (xix) Liens on Existing Collateral; and (xx) other Liens on assets of the Company or its Subsidiaries securing Indebtedness having an aggregate principal amount at any one time outstanding not to exceed $15 million.

           "Permitted Mortgage Financing" means a transaction in which (i) the Company and/or certain of its Subsidiaries would transfer certain assets to one or more Unrestricted Subsidiaries, (ii) in consideration for such transfer of assets, the Company would retain, directly or indirectly, 100% of the Equity Interests in such Unrestricted Subsidiary or Subsidiaries (iii) such Unrestricted Subsidiary or Subsidiaries would use the assets contributed by the Company and/or its Subsidiaries as security for a mortgage refinancing and (iv) all net proceeds received by such Unrestricted Subsidiary or Subsidiaries in such mortgage refinancing would be dividended or otherwise transferred to the Company.

           "Permitted Secured Indebtedness" means any Indebtedness (plus interest, premium, fees and other obligations associated therewith), and any refinancing, refunding, replacement, renewal or extension of, under agreements evidencing any Indebtedness which is secured by assets of the Company or its Subsidiaries, provided, however, that the aggregate amount of all such Indebtedness outstanding (or committed to be advanced under the agreements to which such Indebtedness relates) at any time, other than Indebtedness outstanding on the Issue Date or as provided in the Plan of Reorganization, shall not exceed $100 million.

           "Person" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

           "Plan of Reorganization" means that certain Debtors' Plan of Reorganization, dated July 6, 2001 as confirmed by the U.S. Bankruptcy Court for the District of Delaware on September __, 2001.

           "Preferred Equity Interest" means any Equity Interest of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of any other Equity Interest issued by such Person.

           "principal" of a debt security means the principal amount of the security plus, when appropriate, the premium, if any, on the security.

           "Proceeding" means a liquidation, dissolution, bankruptcy, insolvency reorganization, receivership or similar proceeding under Bankruptcy Law, an assignment for the benefit of creditors, any marshalling of assets or liabilities or winding up or dissolution, but shall not include any transaction permitted by and made in compliance with Article 5 hereof.

           "Property" or "property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

           "Purchase Money Indebtedness" means any Indebtedness incurred in the ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of Property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

           "Redemption Date" when used with respect to any Senior Note to be redeemed means the date fixed for such redemption pursuant to this Indenture.

           "Refinancing Indebtedness" means Indebtedness that refunds, refinances, renews, replaces or extends any Indebtedness of the Company or its Subsidiaries outstanding on the Issue Date or other Indebtedness permitted to be incurred by the Company or its Subsidiaries pursuant to the terms of this Indenture, whether involving the same or any other lender or creditor or group of lenders or creditors, but only to the extent that (i) the Refinancing Indebtedness is subordinated to the Senior Notes to at least the same extent as the Indebtedness being refunded, refinanced or extended, if at all, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refunded, refinanced or extended, or (b) after the maturity date of the Senior Notes, (iii) such Refinancing Indebtedness has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the Indebtedness being refunded, refinanced or extended, (iv) such Refinancing Indebtedness is in an aggregate principal amount that is less than or equal to the aggregate principal then outstanding under the Indebtedness being refunded, refinanced or extended and (v) such Refinancing Indebtedness is incurred by the same Person that initially incurred the Indebtedness being refunded, refinanced or extended, except that the Company may incur Refinancing Indebtedness to refund, refinance or extend Indebtedness of any Wholly-Owned Subsidiary of the Company.

           "Restoration" means the restoration of all or any portion of the Collateral in connection with any destruction or Condemnation thereof.

           "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution or payment on Equity Interests of the Company or any Subsidiary thereof or any payment made to the direct or indirect holders (in their capacities as such) of Equity Interests of the Company or any Subsidiary thereof (other than (a) dividends or distributions payable solely in Equity Interests (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase Equity Interests (other than Disqualified Equity Interests) or (b) in the case of Subsidiaries of the Company, dividends or distributions payable to the Company or to a Wholly-Owned Subsidiary of the Company), (ii) the purchase, redemption or other acquisition or retirement for value of any Equity Interest of the Company or any Subsidiary thereof (other than Equity Interests owned by the Company or a Wholly-Owned Subsidiary, excluding Disqualified Equity Interests), (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Subordinated Indebtedness, (iv) the making of any Investment or guarantee of any Investment in any Person other than a Permitted Investment. For purposes of determining the amount expended for Restricted Payments, cash distributed or invested shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

           "S&P" means Standard & Poor's Ratings Group and its successors.

           "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of any real or tangible personal Property, which Property (i) has been or is to be sold, conveyed or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing and (ii) would constitute an Asset Sale if such Property had been sold in an outright sale thereof.

           "SEC" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

           "Securities Act" means the Securities Act of 1933, as amended.

           "Senior Notes" means the Second Priority Secured Notes due 200_, being the securities that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture, including, without limitation, any notes issued in accordance with Section 2.2 hereof.

           "Senior Indebtedness" means the following obligations, whether outstanding on the Closing Date or thereafter incurred: all Indebtedness and other monetary obligations of the Company or any Subsidiary of the Company under or in respect of the Credit Facility (including obligations in respect of any lease financing facility of the Credit Facility) or any Interest Rate Agreement or Currency Agreement related to Indebtedness under the Credit Facility, whether for principal, interest (including interest accruing after the filing of a petition by or against the Company or any Subsidiary of the Company under any state or federal Bankruptcy Laws, whether or not such interest is allowed as a claim after such filing in any proceeding under such law), fees, expenses, indemnification or otherwise.

           "Subordinated Indebtedness" means Indebtedness of any Person which is expressly subordinated in right of payment to any other Indebtedness of such Person.

           "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes. Notwithstanding the foregoing, an Unrestricted Subsidiary shall not be deemed a Subsidiary of the Company other than for purposes of the definition of Unrestricted Subsidiary, unless the Company shall have designated such Unrestricted Subsidiary as a "Subsidiary" by written notice to the Trustee.

           "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in
Section 8.3 hereof).

           "Temporary Cash Investments" means (i) Investments in marketable, direct obligations issued or fully guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, backed by the full faith and credit of the United States and maturing within one year of the date of purchase; (ii) Investments in time deposits, certificates of deposit, bankers acceptances or commercial paper issued by a bank (or any parent company of such bank) organized under the laws of the United States of America or any State thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500 million and rated at least A by S&P and A-2 by Moody's, maturing within one year of purchase; (iii) commercial paper that is rated at least A- by S&P or P-1 by Moody's, issued by a company that is incorporated under the laws of the United States or of any State and directly issues its own commercial paper, and has a remaining term to maturity of not more than one year; (iv) a repurchase agreement with (A) any commercial bank that is organized under the laws of any State or any national banking association and that has total assets of at least $500 million, or (B) any investment bank that is organized under the laws of any State and that has total assets of at least $500 million, which agreement is secured by any one or more of the securities and obligations described in clauses (i), (ii) or (iii) of this definition of Temporary Cash Investments, which shall have a market value (exclusive of accrued interest and valued at least monthly) at least equal to the principal amount of such investments; or (v) Investments in money market funds that invest substantially all of such funds' assets in the Investments described in the preceding clauses (i), (ii), (iii) and (iv).

           "Trust Officer" when used with respect to the Trustee, means any officer or assistant officer of the Trustee assigned to the corporate trust department or similar department performing corporate trust work of the Trustee or any successor to such department or, in the case of a successor Trustee, any officer of such successor Trustee performing corporate trust functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

           "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

           "UCC-1s" means those UCC financing statements and fixture filings filed by the Company or any Guarantor in connection with any of the Collateral Documents.

           "Unrestricted Subsidiary" means (i) any Subsidiary of an Unrestricted Subsidiary and (ii) any Subsidiary of the Company which shall have been designated after the Issue Date as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company; provided that a Subsidiary organized or acquired after the Issue Date may be so classified as an

Unrestricted Subsidiary only if such classification is in compliance with
Section 4.13 hereof and an Unrestricted Subsidiary may be designated as a Subsidiary (but only if such classification is in compliance with the definition of "Subsidiary" contained in this Section 1.1). The Trustee shall be given prompt written notice by the Company of each resolution adopted by the Board of Directors of the Company under this provision, together with a copy of each such resolution adopted.

           "U.S. Government Obligations" means (i) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt.

           "Wholly-Owned Subsidiary" means any Subsidiary all of the outstanding Equity Interests (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company.

           Section 1.2 OTHER DEFINITIONS.

           The definitions of the following terms may be found in the Sections indicated as follows:

               Term                                  Defined in Section
               ----                                  ------------------

               "Agent Members"                             2.15
               "Bankruptcy Law"                             6.1
               "Business Day"                              12.8
               "Covenant Defeasance"                        9.3
               "Custodian"                                  6.1
               "Event of Default"                           6.1
               "Legal Defeasance"                           9.2
               "Legal Holiday"                             12.8
               "Paying Agent"                               2.3
               "Physical Notes"                             2.1
               "Registrar"                                  2.3
               "Required Filing Date"                       4.2
               "transfer"                                   5.1

           Section 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

           Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

           "Commission" means the SEC.

           "indenture securities" means the Senior Notes.

           "indenture security holder" means a Holder.

           "indenture to be qualified" means this Indenture.

           "indenture trustee" or "institutional trustee" means the Trustee.

           "obligor on the indenture securities" means the Company, the Guarantors or any other obligor on the Senior Notes.

           All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings therein assigned to them.

           Section 1.4 RULES OF CONSTRUCTION.

           Unless the context otherwise requires:

                     (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

                     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                     (3) "or" is not exclusive;

                     (4) words in the singular include the plural, and in the plural include the singular;

                     (5) words used herein implying any gender shall apply to every gender;

                     (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or Subdivision, unless expressly stated otherwise; and

                     (7) provisions apply to successive events and transactions.

                                   ARTICLE 2

                                THE SENIOR NOTES

           Section 2.1 DATING; INCORPORATION OF FORM IN INDENTURE.

           The Senior Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B which is incorporated in and made part of this Indenture. The Senior Notes may have notations, legends or endorsements required by law, stock exchange rule, usage, or agreements to which the Company or any Guarantor is subject. The Company may use "CUSIP" numbers in issuing the Senior Notes. Each Senior Note shall be dated the date of its authentication.

           One or more permanent Global Notes issued and delivered hereunder may be in registered form, substantially in the form set forth in Exhibit B, having the legend set forth in Exhibit C, may be issued to the Depository, to the extent such Depository is the Registered Holder of the applicable Senior Notes. Otherwise, Senior Notes hereunder may be issued in the form of certificated Senior Notes in registered form in substantially the form set forth in Exhibit B (the "Physical Notes").

           The terms and provisions contained in the Senior Notes and the Guarantees shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

           Section 2.2 EXECUTION AND AUTHENTICATION.

           The Senior Notes shall be executed on behalf of the Company by two Officers of the Company or an Officer and an Assistant Secretary of the Company. Such signatures may be either manual or facsimile. If an Officer whose signature is on a Senior Note no longer holds that office at the time the Trustee authenticates the Senior Note or at any time thereafter, the Senior Note shall be valid nevertheless.

           A Senior Note shall not be valid until the Trustee manually signs the certificate of authentication on the Senior Note. Such signature shall be conclusive evidence that the Senior Note has been authenticated under this Indenture.

           The Trustee or an authenticating agent shall authenticate Senior Notes for original issue in the aggregate principal amount of up to $242,605,000, subject to adjustment pursuant to Section 8.1(7). The aggregate principal amount of Senior Notes outstanding at any time may not exceed such amount except as provided in Section 2.7 hereof. The Senior Notes shall be issuable only in registered form without coupons and only in denominations of $100 and integral multiples thereof. The Trustee shall issue Senior Notes upon a Company Request.

           The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Senior Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Senior Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such authenticating agent shall have the same right as the Trustee in dealing with the Company or an Affiliate.

           Section 2.3 AGENTS.

           The Company shall maintain an office or agency in the Borough of Manhattan, City of New York, State of New York where Senior Notes may be presented for registration of transfer or for exchange ("Registrar") and where Senior Notes may be presented for payment ("Paying Agent") and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Registrar shall keep a register of the Senior Notes and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents. The Company may change any Paying Agent, Registrar or co-Registrar without notice to any Noteholder.

           The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent which is not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation pursuant to
Section 7.7. The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Senior Notes.

           Section 2.4 PAYING AGENT TO HOLD MONEY IN TRUST.

           On or before each due date of the principal of, premium if any, and interest on any Senior Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium if any, and interest so becoming due. Each Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Senior Notes (whether such money has been paid to it by the Company or any other obligor on the Senior Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the Company or any Guarantor (or any other obligor on the Senior Notes) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.1(1) or (2), upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent together with a complete accounting of such sums. Upon doing so, the Paying Agent shall have no further liability for the money delivered to the Trustee.

           Section 2.5 NOTEHOLDER LISTS.

           The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or prior to the tenth Business Day before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, including the aggregate principal amount of Senior Notes held by each such Noteholder.

           Section 2.6 TRANSFER AND EXCHANGE.

           Subject to Section 2.16, when a Senior Note is presented to the Registrar with a request to register the transfer thereof, the Registrar shall register the transfer as requested if the requirements of applicable law are met and, when Senior Notes are presented to the Registrar with a request to exchange them for an equal principal amount of Senior Notes of other authorized denominations, the Registrar shall make the exchange as requested, provided that every Senior Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney, duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Senior Note for registration of transfer at the office or agency maintained pursuant to Section
2.3 hereof, the Company shall issue and execute and the Trustee shall authenticate Senior Notes at the Registrar's request. Any exchange or transfer shall be without any service charge to the Noteholder, except that the Company may require payment by the Noteholder of a sum sufficient to cover any tax or the governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to this Indenture. The Trustee shall not be required to register transfers of Senior Notes or to exchange Senior Notes for a period of 15 days before the mailing of a notice of redemption of any Senior Notes to be redeemed. The Trustee shall not be required to exchange or register transfers of any Senior Notes called or being called for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

           All Senior Notes issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Senior Notes surrendered upon such transfer or exchange.

           Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of the beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

           Each Holder of a Senior Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Senior Note in violation of any provision of this Indenture and/or applicable U.S. Federal or state securities law.

           Except as expressly provided herein, neither the Trustee nor the Registrar shall have any duty to monitor the Company's compliance with or have any responsibility with respect to the Company's compliance with any Federal or state securities laws.

           Section 2.7 REPLACEMENT SENIOR NOTES.

           If a mutilated Senior Note is surrendered to the Registrar or Trustee or if the Holder of a Senior Note presents evidence to the satisfaction of the Company and the Trustee that the Senior Note has been lost, destroyed or wrongfully taken and of the ownership thereof, the Company shall issue and the Trustee shall authenticate a replacement Senior Note if the Holder of such Senior Note furnishes to the Company and the Trustee evidence reasonably acceptable to them of the ownership and destruction, loss or theft of such Senior Note. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Senior Note is replaced. The Company or the Trustee each may charge for its expenses (including reasonable attorneys' fees and expenses) in replacing a Senior Note.

           Every replacement Senior Note is an additional obligation of the Company.

           Section 2.8 OUTSTANDING SENIOR NOTES.

           Senior Notes outstanding at any time are all Senior Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 2.8 as not outstanding.

           If a Senior Note is replaced pursuant to Section 2.7, it ceases to be outstanding until the Company and the Trustee receive proof satisfactory to each of them that the replaced Senior Note is held by a bona fide purchaser in whose hands such obligation is a legal, valid and binding obligation of the Company.

           If a Paying Agent holds on a Redemption Date or Maturity Date money sufficient to pay the principal of, premium, if any, and all accrued interest with respect to Senior Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Senior Notes shall cease to be outstanding and interest on them shall cease to accrue.

           Subject to Section 12.6, a Senior Note does not cease to be outstanding solely because the Company or an Affiliate holds the Senior Note.

           Section 2.9 TEMPORARY SENIOR NOTES.

           Until definitive Senior Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Senior Notes. Temporary Senior Notes shall be substantially in the form, and shall carry all rights, benefits and privileges, of definitive Senior Notes but may have variations that the Company considers appropriate for temporary Senior Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Senior Notes in exchange for temporary Senior Notes presented to it.

           Section 2.10 CANCELLATION.

           The Company at any time may deliver Senior Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Senior Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel and retain or may destroy (subject to the record-retention requirements of the Exchange Act) or return to the Company, in accordance with its normal practice, all Senior Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7 hereof, the Company may not issue new Senior Notes to replace Senior Notes in respect of which it has previously paid all principal, premium and interest accrued thereon, or delivered to the Trustee for cancellation.

           Section 2.11 DEFAULTED INTEREST.

           If the Company defaults in a payment of any interest on the Senior Notes, it shall pay the defaulted amounts, plus (to the extent permitted by law) any interest payable on defaulted amounts pursuant to Section 4.1 hereof, to the persons who are Noteholders on a subsequent special record date.

           The Company shall fix the special record date and payment date for payment of such defaulted amounts in a manner satisfactory to the Trustee and provide the Trustee at least 20 days notice of the proposed amount of default interest to be paid and the special payment date. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Noteholder at his address as it appears on the Senior Notes register maintained by the Registrar a notice that states the special record date, the payment date (which shall be not less than five nor more than ten days after the special record date), and the amount to be paid. In lieu of the foregoing procedures, the Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

           Section 2.12 DEPOSIT OF MONEYS.

           Prior to 10:00 a.m., New York City time, as required, on (i) each Interest Payment Date and (ii) the Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders at such times. The principal and interest on Global Notes shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Notes represented thereby. The principal and interest on Physical Notes shall be payable at the office of the Paying Agent.

           Section 2.13 CUSIP NUMBER.

           The Company in issuing the Senior Notes may use a "CUSIP" number (or numbers), and if so, the Trustee may use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Senior Notes, and that reliance may be placed only on the other identification numbers printed on the Senior Notes. The Company will promptly notify in writing the Trustee of any such CUSIP number used by the Company in connection with the Senior Notes and any change in such CUSIP number.

           Section 2.14 PAYMENTS TO HOLDERS.

           Notwithstanding any provisions of this Indenture and the Senior Notes to the contrary:

                     (a) Except for any payments to be made on a Redemption Date or the Maturity Date, payments with respect to any of the Senior Notes may be made by the Paying Agent upon receipt from the Company of immediately available funds, by check mailed to the Holder, at the address shown in the registrar of the Senior Notes maintained by the Registrar pursuant to Section 2.3 hereof; or

                     (b) At the request of a Holder of 10% or more in aggregate principal amounts of Senior Notes outstanding all payments with respect to any of the Senior Notes, may be made by the Paying Agent upon receipt from the Company of immediately available funds prior to 10:00 a.m., New York City time, directly to the Holder of such Senior Note (whether by federal funds, wire transfer or otherwise), provided, however, that no such federal funds, wire transfer or other such direct payment shall be made to any Holder under this
Section 2.14(b) unless such Holder has delivered written instructions to the Trustee prior to the relevant record date for such payment requesting that such payment will be so made and designating the bank account to which such payments shall be so made and, in the case of payments of principal, surrenders the Senior Note to the Trustee in exchange for a Senior Note or Senior Notes aggregating the same principal amount as the unredeemed principal amount of the Senior Notes surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 2.14(b) unless a new instruction is delivered prior to the relevant record date for a payment date. The Company will indemnify and hold the Trustee harmless against any loss, liability or expense (including attorneys' fees and expenses) resulting from any act or omission to act on the part of the Company or any such Holder in connection with any such agreement or which the Paying Agent may incur as a result of making any payment in accordance with any such agreement.

           All payments made on a Redemption Date are subject to Section 2.8 and
Article 3 hereof. No later than fifteen (15) days prior to the Maturity Date, the Trustee shall notify the Holder, at the address shown in the registrar of the Senior Notes maintained by the Registrar pursuant to Section 2.3 hereof, that the Company expects that the final installment of principal of and interest on the Senior Notes will be paid on the Maturity Date. Such notice shall specify that such final installment will be payable only upon presentation and surrender of such Senior Note and shall specify the place where such Senior Notes may be presented and surrendered for payment of such installment. Additionally, in accordance with Section 2.8, such Senior Notes shall cease to be outstanding.

           Section 2.15 BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES.

                     (a) The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C.

           Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by Depository, or the Trustee as its custodian, or under the Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Senior Note.

                     (b) Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depository. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Notes if

(i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Note and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository to issue Physical Notes.

                     (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall upon receipt of a written order from the Company authenticate and make available for delivery, one or more Physical Notes of like tenor and amount.

                     (d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized denominations.

                     (e) The Holder of any Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture, the Senior Notes or the Guarantees.

           Section 2.16 RECORD DATE.

           The record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided in TIA Section 316(c).

                                   ARTICLE 3

                                   REDEMPTION

           Section 3.1 NOTICES TO TRUSTEE.

                     (a) If the Company elects to redeem Senior Notes pursuant to Section 3.7 hereof, (i) at least 60 days prior to the Redemption Date in the case of a partial redemption, (ii) at least 45 days prior to the Redemption Date in the case of a total redemption or (iii) during such other period as the Trustee may agree to in writing, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Senior Notes to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in
Section 3.7 hereof.

                     (b) If the Company redeems Senior Notes pursuant to Section
3.8 hereof, (i) at least 60 days prior to the Redemption Date or (ii) during such other period as the Trustee may agree in writing, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Senior Notes to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in Section 3.8 hereof.

           Section 3.2 SELECTION BY TRUSTEE OF SENIOR NOTES TO BE REDEEMED.

           In the event that fewer than all of the Senior Notes are to be redeemed pursuant to Section 3.7 hereof, the Trustee shall select the Senior Notes to be redeemed, if the Senior Notes are listed on a national securities exchange, in accordance with the rules of such exchange or, if the Senior Notes are not so listed, on either a pro rata basis or by lot, or such other method as it shall deem fair and equitable. The Trustee shall promptly notify the Company of the Senior Notes selected for redemption and, in the case of any Senior Notes selected for partial redemption, the principal amount thereof to be redeemed. The Trustee may select for redemption portions of the principal of the Senior Notes that have denominations larger than $100. Senior Notes and portions thereof the Trustee selects shall be redeemed in amounts of $100 or whole multiples of $100. For all purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that apply to Senior Notes called for redemption also apply to portions of Senior Notes called for redemption.

           Section 3.3 NOTICE OF REDEMPTION.

           At least 15 days, but no more than 30 days, before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Senior Notes to be redeemed at his last address as the same appears on the registry books maintained by the Registrar pursuant to Section 2.3 hereof.

           The notice shall identify the Senior Notes to be redeemed (including the CUSIP number(s) thereof) and shall state:

                     (1) the Redemption Date;

                     (2) the redemption price and the amount of accrued interest, if any, to be paid (or the method by which any such amount of accrued interest to be paid is to be calculated);

                     (3) if any Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the Redemption Date and upon surrender of such Senior Note, a new Senior Note or Senior Notes in principal amount equal to the unredeemed portion will be issued;

                     (4) the name and address of the Paying Agent;

                     (5) that Senior Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                     (6) that unless the Company defaults in making the redemption payment, interest on Senior Notes called for redemption ceases to accrue on and after the Redemption Date and that the only remaining right of the Holders of such Senior Notes is to receive payment of the Senior Notes redemption price upon surrender to the Paying Agent of the Senior Notes redeemed;

                     (7) the aggregate principal amount of Senior Notes that are being redeemed.

           At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

           Section 3.4 EFFECT OF NOTICE OF REDEMPTION.

           Once the notice of redemption described in Section 3.3 is mailed, Senior Notes called for redemption become due and payable on the Redemption Date and at the redemption price, including any premium, plus interest accrued to the Redemption Date. Upon surrender to the Paying Agent, such Senior Notes shall be paid at the redemption price, including any premium, plus interest accrued to the Redemption Date, provided that if the Redemption Date is after a regular interest payment record date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Senior Notes registered on the relevant record date, and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

           Section 3.5 DEPOSIT OF REDEMPTION PRICE.

           On or prior to 10:00 A.M., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest on all Senior Notes to be redeemed on that date other than Senior Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

           On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest on Senior Notes called for redemption shall have been made available in accordance with the preceding paragraph and payment thereof is not prohibited pursuant to the terms of this Indenture, the Senior Notes called for redemption will cease to accrue interest and the only right of the Holders of such Senior Notes will be to receive payment of the redemption price of and, subject to the first proviso in Section 3.4, accrued and unpaid interest on such Senior Notes to the Redemption Date. If any Senior Note called for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Senior Note and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Senior Notes.

           Section 3.6 SENIOR NOTES REDEEMED IN PART.

           Upon surrender of a Senior Note that is redeemed in part, the Trustee shall authenticate for a Holder a new Senior Note equal in principal amount to the unredeemed portion of the Senior Note surrendered.

           Section 3.7 OPTIONAL REDEMPTION

           Subject to the terms of Section 3.8 hereof, the Company may redeem the Senior Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest to the Redemption Date.

           Section 3.8 MANDATORY PARTIAL REDEMPTION

         Each Senior Note shall be redeemed in part on each October 1 (so long as there are Senior Notes outstanding) by payment of one percent of the principal amount thereof outstanding on such Redemption Date, in each case together with accrued and unpaid interest thereon to such Redemption Date.



                                   ARTICLE 4

                                   COVENANTS

           Section 4.1 PAYMENT OF SENIOR NOTES.

           The Company shall pay the principal of, premium, if any, and interest on the Senior Notes from the Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date and in the manner provided in the Senior Notes at the rate per annum, reset quarterly, equal to 3-month LIBOR (as defined in the Senior Notes) plus 500 basis points until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed and a 360-day year.

           Section 4.2 REPORTS.

           The Company will file with the SEC all information, documents and reports to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements, so long as the SEC will accept such filings on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been or is required to so file such documents. The Company (at its own expense) shall also in any event within 15 days after each Required Filing Date (i) transmit by mail to all Holders, at their addresses appearing in the register of Senior Notes maintained by the Registrar and (ii) file with the Trustee within 15 days after the Required Filing Date, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or would be required to file with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act. Upon qualification of this Indenture under the TIA, the Company shall comply with the provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

           Section 4.3 WAIVER OF STAY, EXTENSION OR USURY LAWS.

           The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company or such Guarantor, as the case may be, from paying all or any portion of the principal of, premium, if any, and/or interest on the Senior Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

           Section 4.4 COMPLIANCE CERTIFICATE.

                     (a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company or such Guarantor, as the case may be) complying with Section 314(a)(4) of the TIA stating that a review of the activities of the Company or such Guarantor, as the case may be, during such fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company or such Guarantor, as the case may be, has kept, observed, performed and fulfilled its obligations under the Collateral Documents and this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company or such Guarantor, as the case may be, has kept, observed, performed and fulfilled each and every covenant contained in the Collateral Documents and this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions thereof or hereof (determined without regard to any period of grace or requirement of notice provided herein), or, if a Default or Event of Default shall have occurred, describing all or such Defaults or Events of Default of which he may have knowledge and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

                     (b) The Company will, so long as any of the Senior Notes are outstanding, deliver to the Trustee, forthwith upon any Officer's becoming aware of any Default or Event of Default, an Officers' Certificate specifying the nature and extent of the same in reasonable detail and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

           Section 4.5 TAXES.

           The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon it or its Subsidiaries' income, profits or property and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon their property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (1) whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings or (2) the failure to pay or discharge would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

           Section 4.6 LIMITATION ON ADDITIONAL INDEBTEDNESS.

           The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, incur (as defined herein) any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness; provided, however, that the Company or its Subsidiaries may incur Indebtedness (including Acquired Indebtedness) (a) if (i) after giving effect on a pro forma basis to the incurrence of such Indebtedness and to the extent set forth in the definition of Consolidated Fixed Charge Coverage Ratio the receipt and application of the proceeds thereof, the Company's Consolidated Fixed Charge Coverage Ratio would be greater than 2.0 to 1; and (ii) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness and (b) in connection with a Permitted Mortgage Financing.

           Section 4.7 LIMITATION ON RESTRICTED PAYMENTS.

           The Company and the Guarantors will not, and will not permit any of their Subsidiaries to, directly or indirectly, make, any Restricted Payment, unless (a) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;
(b) immediately after giving pro forma effect to such Restricted Payment, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 4.6 hereof; and (c) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date through and including the date of such Restricted Payment (the "Base Period") does not exceed the sum of (1) 50% of the Company's Consolidated Net Income (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) during the Base Period, and (2) 100% of the aggregate Net Proceeds, including the fair market value of securities or other property received by the Company from the issue or sale during the Base Period, of Equity Interests (other than Disqualified Equity Interests or equity interests of the Company issued to any Subsidiary of the Company) of the Company or any Indebtedness or other securities of the Company convertible into or exercisable or exchangeable for Equity Interests (other than Disqualified Equity Interests) of the Company which has been so converted or exercised or exchanged, as the case may be. For purposes of determining under clause (c) the amount expended for Restricted Payments, cash distributed shall be valued at the face amount thereof and property other than cash will be valued at its fair market value.

           The provisions of this Section 4.7 shall not prohibit (i) the agreement or commitment to make any payment or distribution permitted under this Indenture or the Credit Facility or the payment or distribution so agreed or committed to be made as long as such payment or distribution is made on the date of such agreement or commitment or within 60 days thereof, provided, however, that on the date of such agreement or commitment such payment would comply with the foregoing provisions, it being understood that the agreement or commitment to make such payment or distribution shall constitute Permitted Indebtedness,
(ii) the retirement of any Equity Interests of the Company or Subordinated

Indebtedness of the Company by conversion into or by an exchange for Equity Interests (other than Disqualified Equity Interests), or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Equity Interests); provided that Net Proceeds of such Equity Interests so used shall not be included under clause (c)(2) above, (iii) the redemption or retirement of Subordinated Indebtedness of the Company that is subordinated to the Senior Notes in exchange for, by conversion into, or out of the Net Proceeds of, a substantially concurrent sale or incurrence of Indebtedness (other than any Indebtedness owed to a Subsidiary) of the Company that is contractually subordinated in right of payment to the Senior Notes to at least the same extent as the Subordinated Indebtedness being redeemed or retired, (iv) the retirement of any Disqualified Equity Interests by conversion into, or by exchange for, shares of Disqualified Equity Interests, or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other Disqualified Equity Interests, (v) any Restricted Payment made in connection with the Asset Acquisition of substantially all the assets of American Pharmaceutical Services, Inc. and its Subsidiaries and Compass Pharmacy Services, Inc. and related entities, Pinnacle Pharmaceutical Services, Inc., Compass Pharmacy Services of Texas, Inc. and Compass Pharmacy Services of Maryland, Inc. (vi) the retirement of the Company's Series A Convertible Preferred Stock pursuant to the mandatory redemption provisions thereof as in effect on the Issue Date, (vii) any purchase, redemption or other acquisition of Equity Interests of a Permitted Joint Venture from a physician or healthcare provider which is required to be purchased, redeemed or otherwise acquired by applicable law, (viii) any purchase, redemption or other acquisition of Equity Interests of a Permitted Joint Venture, or (ix) the making of any payment pursuant to any guarantee of Indebtedness of a Permitted Joint Venture; provided, however, that in the case of the immediately preceding clauses (ii) and (iii), no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would occur as a result thereof.

           In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date for purposes of clause (c) above, amounts expended pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be included, but without duplication, in such calculation.

           For purposes of calculating the Net Proceeds received by the Company from the issuance or sale of its Equity Interests either upon the conversion of, or in exchange for, Indebtedness of the Company or any Subsidiary, such amount will be deemed to be an amount equal to the difference of (a) the sum of (i) the principal amount or accreted value (whichever is less) of such Indebtedness on the date of such conversion or exchange and (ii) the additional cash consideration, if any, received by the Company upon such conversion or exchange, plus any payment on account of fractional shares, minus (b) all expenses incurred in connection with such issuance or sale. In addition, for purposes of calculating the Net Proceeds received by the Company from the issuance or sale of its Equity Interests upon the exercise of any options or warrants of the Company, such amount shall be deemed to be an amount equal to the difference of
(a) the additional cash consideration, if any, received by the Company upon such exercise, minus (b) all fees, commissions, discounts and expenses incurred by the Company in connection with such issuance or sale.

           Section 4.8 LIMITATION ON CERTAIN ASSET SALES.

                     (a) Neither the Company nor any of its Subsidiaries will consummate or permit, directly or indirectly, any Asset Sale, unless (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of each such Asset Sale at least equal to the fair market value of the Property subject to such Asset Sale, (ii) (x) in the case of an Asset Sale of Property constituting Collateral (other than a Designated Facility), at least 50% of the consideration received by the Company or such Subsidiary is in the form of cash or Temporary Cash Investments, and (y) in the case of all other Asset Sales, at least 33% of the consideration is in the form of cash or Temporary Cash Investments (provided that in the case of an Asset Sale of a Designated Facility, there is no requirement that the consideration be in the form of cash or Temporary Cash Investments), (iii) no Default or Event of Default shall have occurred and be continuing on the date of such proposed Asset Sale or would result as a consequence of such Asset Sale, (iv) such Asset Sale is permitted under the terms of the Senior Indebtedness and (v) such Asset Sale will not materially adversely affect or materially impair the value of the remaining Collateral or materially interfere with the Trustee's ability to realize such value and will not materially impair the maintenance and operation of the remaining Collateral; provided that the amount of (a) any notes or other obligations received by the Company or such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash (to the extent of the cash received) within 90 days following the closing of such Asset Sale, and (b) any Designated Noncash Consideration received by the Company or any of its Subsidiaries in such Asset Sale having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (b) that is at that time outstanding, not to exceed $50 million at the time of the receipt of such Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value shall be deemed to be cash for purposes of clause (ii) of this provision.

                     (b) With respect to any Asset Sale Proceeds in the form of cash or Temporary Cash Investments (including cash collected on any notes), Insurance Proceeds or Condemnation Proceeds related to Collateral (the "Collateral Proceeds Amount"), the Company shall (i) first, to the extent the Company elects (or is required by the terms of any Indebtedness), prepay, repay, redeem or purchase Senior Indebtedness of the Company or Senior Indebtedness of a Wholly Owned Subsidiary (in each case other than Indebtedness owed to the Company or an Affiliate of the Company) within 365 days from the later of the date of such Asset Sale or the receipt of such Collateral Proceeds Amount, (ii) second, to the extent the Company elects, apply the Collateral Proceeds to acquire Property (provided that the Company shall cause such Property to become Collateral as and when received by the Company or by any of its Subsidiaries) that is useful in any business in which the Company is permitted to be engaged within 365 days from the later of the date of such Asset Sale or the receipt of such Collateral Proceeds Amount and (iii) third, make an offer (a "Collateral Proceeds Offer") for up to a maximum principal amount (expressed as an integral multiple of $100) of Senior Notes equal to the Collateral Proceeds Amount to the extent of the balance of such Collateral Proceeds Amount after application in accordance with clauses (i) and (ii) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase in accordance with the procedures set forth in this Indenture. To the extent that the aggregate amount of Senior Notes tendered pursuant to such Collateral Proceeds Offer is less than the amount of Collateral Proceeds, the Company may use such portion of the Collateral Proceeds that is not used to purchase Senior Notes tendered for general corporate purposes not inconsistent with the Senior Notes or this Indenture. If the aggregate principal amount of the Senior Notes tendered pursuant to such Collateral Proceeds Offer is more than the amount of the Collateral Proceeds, the Senior Notes tendered will be repurchased on a pro rata basis or by such other method as the Trustee shall deem fair and appropriate. Upon the completion of any Collateral Proceeds Offer and the closing of any repurchase of Senior Notes tendered pursuant to such Collateral Proceeds Offer, the amount of Collateral Proceeds Amount shall be deemed to be zero.

           All Asset Sale Proceeds from Asset Sales of Property constituting Collateral, Insurance Proceeds and Condemnation Proceeds from Loss Events and non-cash consideration from Asset Sales of Property constituting Collateral, including all Collateral Proceeds Amounts, shall be (i) subject to the perfected second priority Lien in favor of the Trustee subject to Liens permitted under the Collateral Documents in respect of the relevant item of Collateral, and (ii) held in trust for the benefit of the holders of the Senior Notes and the Trustee.

           If the Company is required to make a Collateral Proceeds Offer, the Company shall mail, within 30 days following the date on which the Company receives any Collateral Proceeds Amounts, notice to the holders of the Senior Notes stating, among other things: (1) that such holders have the right to require the Company to apply the Collateral Proceeds Amount to repurchase such Senior Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase; (2) the purchase date, which shall be no earlier than 30 days and not later than 60 days from the date such notice is mailed; (3) the instructions, determined by the Company, that each holder of Senior Notes must follow in order to have such Senior Notes repurchased; and (4) the calculations used in determining the amount of Collateral Proceeds Amount to be applied to the repurchase of such Senior Notes.

           In the event of the transfer of substantially all (but not all) of the assets of the Company or any Subsidiary of the Company or substantially all (but not all) of the assets of any division or line of business of the Company or any Subsidiary of the Company as an entirety to a Person in a transaction or series of related transactions permitted under Section 5.1 hereof, the successor corporation shall be deemed to have sold the assets of the Company, the Subsidiary or the division or line of business, as the case may be, not so transferred for purposes of this covenant, and shall comply with the provisions of this covenant with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such assets of the Company, the Subsidiary or the division or line of business, as the case may be, deemed to be sold shall be deemed to be Asset Sale Proceeds for purposes of this covenant.

           The provisions of this Section 4.8 shall not prohibit the application by the Company of all, or substantially all, proceeds arising from Specified Transactions (as defined in the Certificate of Designations for the Series A Convertible Preferred Stock as in effect on the Issue Date) for the retirement of the Company's Series A Convertible Preferred Stock pursuant to the mandatory redemption provisions thereof as in effect on the Issue Date.

           Section 4.9 LIMITATION ON TRANSACTIONS WITH AFFILIATES.

                     (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (including any Affiliate in which the Company or any Subsidiary thereof owns a minority interest) or holder of 10% or more of the Company's Equity Interests (each such transaction, an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate

Transaction entered into prior to the Issue Date unless (i) such Affiliate Transaction is solely between or among the Company and its Wholly-Owned Subsidiaries; (ii) such Affiliate Transaction is solely between or among Wholly-Owned Subsidiaries of the Company; (iii) such Affiliate Transaction is for reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary thereof as reasonably determined in good faith by the Board of Directors (when required as described below) or senior management of the Company or of such Subsidiary having no interest in such Affiliate Transaction; or (iv) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Subsidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties.

                     (b) The foregoing provisions will not apply to (i) the payment of reasonable annual compensation to directors or executive officers of the Company, (ii) the purchase in the ordinary course of business of, supplies, services and the like from the Company or any Subsidiary; and (iii) the continued performance of transactions with Affiliates disclosed in the Plan of Reorganization.

           The provisions of this Section 4.9 shall not prohibit the application by the Company of all, or substantially all, proceeds arising from Specified Transactions (as defined in the Certificate of Designations for the Series A Convertible Preferred Stock as in effect on the Issue Date) for the retirement of the Company's Series A Convertible Preferred Stock pursuant to the mandatory redemption provisions thereof as in effect on the Issue Date.

           Section 4.10 LIMITATIONS ON LIENS.

           The Company will not, and will not permit any of its Subsidiaries to, create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind (other than Permitted Liens) upon any property or asset of the Company or any Subsidiary or any shares of stock or debt of any Subsidiary which owns property or assets, now owned or hereafter acquired, or any income or profits therefrom, unless (i) if such Lien secures Indebtedness which is pari passu with the Senior Notes, then the Senior Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien or (ii) if such Lien secures Subordinated Indebtedness, any such Lien shall be subordinated to a Lien on such property or asset or shares of stock or debt granted to the Holders of the Senior Notes to the same extent as such Subordinated Indebtedness is subordinated to the Senior Notes.

           Section 4.11 LIMITATIONS ON INVESTMENTS.

           The Company will not, and will not permit any of its Subsidiaries to, make any Investment other than (i) a Permitted Investment or (ii) an Investment that is made as a Restricted Payment in compliance with Section 4.7 hereof.

           Section 4.12 LIMITATION ON CREATION OF SUBSIDIARIES.

           The Company shall not create or acquire, nor permit any of its Subsidiaries to create or acquire, any Subsidiary other than (i) an Unrestricted Subsidiary, or (ii) a Subsidiary that, at the time it has either assets or shareholders' equity in excess of $10,000, executes a Guarantee in the form included as part of Exhibit A to this Indenture and reasonably satisfactory in form and substance to the Trustee (and with documentation relating thereto as the Trustee shall require, including, without limitation, a supplement or amendment to this Indenture and an Opinion of Counsel as to the enforceability of such Guarantee); provided that such Subsidiary shall not be required to execute such a Guarantee if such Subsidiary is prohibited by law or by the terms of any agreement from making such a Guarantee, such Subsidiary would have been released from its guarantee by virtue of events set forth in Section 11.4 hereof, or such Subsidiary is a Subsidiary of a Person which has been released as a guarantor pursuant to Section 11.4 hereof.

           Section 4.13 LIMITATION ON SUBSIDIARIES AND UNRESTRICTED
                        SUBSIDIARIES.

                     (a) The Company may by written notice to the Trustee designate any Subsidiary (including a newly acquired or newly formed Subsidiary (including any such Subsidiary formed in connection with a Permitted Mortgage Financing)) to be an Unrestricted Subsidiary, provided, however, that other than with respect to a Subsidiary formed in connection with a Permitted Mortgage Financing (i) no Default or Event of Default shall have occurred and be continuing or would arise therefrom, (ii) such designation is at that time permitted under Section 4.7 hereof and (iii) immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.6 hereof:

                     (i) an "Investment" shall be deemed to have been made at the time any Subsidiary is designated as an Unrestricted Subsidiary in an amount (proportionate to the Company's percentage Equity Interest in such Subsidiary) equal to the net worth of such Subsidiary at the time that such Subsidiary is designated as an Unrestricted Subsidiary;

                     (ii) at any date the aggregate of all Restricted Payments made as Investments since the Issue Date shall exclude and be reduced by an amount (proportionate to the Company's percentage Equity Interest in such Subsidiary) equal to the net worth of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Subsidiary, not to exceed, in the case of any such redesignation of an Unrestricted Subsidiary as a Subsidiary, the amount of Investments previously made by the Company and its Subsidiaries in such Unrestricted Subsidiary (for purposes of clauses (a)(i) and (a)(ii) hereof, "net worth" shall be calculated based upon the fair market value of the assets of such Subsidiary as of any such date of designation); and

                     (iii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer.

                     (b) Notwithstanding clause (a) above, the Board of Directors of the Company may not designate any Subsidiary of the Company to be an Unrestricted Subsidiary if, after such designation:

                     (i) the Company or any Subsidiary provides credit support for, or a guarantee of, any Indebtedness or other obligation (contingent or otherwise) of such Subsidiary (including any understanding, agreement or instrument evidencing such Indebtedness or obligation) or is otherwise subject to recourse or obligated thereunder or therefor, unless such credit support or guarantee is permitted by the terms of this Indenture;

                     (ii) a default with respect to any Indebtedness of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Subsidiary of the Company to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity;

                     (iii) such Subsidiary owns any Equity Interests in, or owns or holds any Lien on any property of, any Subsidiary which is not a Subsidiary of the Subsidiary to be so designated;

                     (iv) such Subsidiary has any contract, arrangement, agreement or understanding with the Company, or any Subsidiary of the Company, whether written or oral, other than a transaction having terms no less favorable to the Company or such Subsidiary of the Company than those which might be obtained at the time from persons who are not Affiliates of the Company; or

                     (v) the Company or any Subsidiary of the Company has any obligation to subscribe for any Equity Interest in such Subsidiary or to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve specified levels of operating results, unless such obligation is permitted by the terms of this Indenture.

           Section 4.14 LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS
                        AFFECTING SUBSIDIARIES.

           The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries to (a) pay dividends or make any other distributions in cash or otherwise on its Equity Interests to the Company or any Subsidiary,
(b) pay any Indebtedness owed to the Company or any Subsidiary, (c) make loans or advances to the Company or any Subsidiary thereof, (d) transfer any of its properties or assets to the Company or any Subsidiary thereof (other than customary restrictions on transfer of property subject to a Permitted Lien under the term of the agreements creating such Permitted Lien (other than a Lien on cash not constituting proceeds of non-cash property subject to a Permitted Lien) which would not materially adversely affect the Company's ability to satisfy its obligations under the Senior Notes), or (e) guarantee any Indebtedness of the Company or any Subsidiary of the Company, except, in each case, for such encumbrances or restrictions existing under or contemplated by reason of (i) the Senior Notes or this Indenture, (ii) any restrictions existing under or contemplated by agreements evidencing any Senior Indebtedness or Permitted Secured Indebtedness, (iii) any restrictions which are in existence on the Issue Date or which exist with respect to a Person that becomes a Subsidiary on or after the Issue Date, which are in existence at the time such Person becomes a Subsidiary of the Company (but not created in connection with or contemplation of such Person becoming a Subsidiary of the Company and which encumbrance or restriction is not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired) and any agreement that refinances or replaces the same, provided, however, that the terms and conditions of any such restrictions are not materially less favorable in the aggregate to the holders of the Senior Notes than those under or pursuant to the agreement being replaced or the agreement evidencing the Indebtedness refinanced or replaced (iv) customary non-assignment provisions in any contract or licensing agreement entered into by the Company or any Subsidiary of the Company in the ordinary course of business or in any lease governing any leasehold interest of the Company or a Subsidiary, (v) any restrictions existing under or contemplated by agreements evidencing any Purchase Money Obligations that impose restrictions on the ability of any of the Company or its Subsidiaries to transfer the property so acquired to the Company or its Subsidiaries, (vi) any restrictions existing under or contemplated by agreements evidencing any Refinancing Indebtedness, providing that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive in whole than those contained in the agreements governing the Indebtedness being refinanced and (vii) any matter provided for in the Plan of Reorganization.

           Section 4.15 RESTRICTION ON SALE AND ISSUANCE OF SUBSIDIARY EQUITY
                        INTEREST.

           The Company and its Subsidiaries will not issue or sell, and will not permit any other Subsidiaries to issue or sell, any Equity Interests of any Subsidiary to any person other than the Company or a Wholly-Owned Subsidiary of the Company, except for Common Equity Interests with no preferences or special rights or privileges and with no redemption or prepayment provisions.

           Section 4.16 LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.

           The Company will not, and will not permit any of its Subsidiaries to, enter into any Sale and Lease-Back Transaction (other than a Permitted Mortgage Financing) unless (i) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold and
(ii) immediately prior to and after giving effect to the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction, the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.6 hereof.

           Section 4.17 LINE OF BUSINESS.

           The Company will not, and will not permit any of its Subsidiaries to, engage in any business other than any Healthcare Related Business or any other business determined by the Company's Board of Directors, in good faith, to be reasonably related to the foregoing.

           Section 4.18 LIMITATION ON STATUS AS INVESTMENT COMPANY.

           Neither the Company nor any of its Subsidiaries will take any action or suffer to exist any condition that would require the Company or any of its Subsidiaries to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or otherwise become subject to regulation as an investment company.

           Section 4.19 CORPORATE EXISTENCE.

           Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

           Section 4.20 MAINTENANCE OF OFFICE OR AGENCY.

           The Company shall maintain in the Borough of Manhattan, the City of New York an office or agency where Senior Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 12.2.

           The Company may also from time to time designate one or more other offices or agencies where the Senior Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency; provided, however, that no such designation or rescission shall relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes.

           The Company initially appoints the Trustee as Registrar, Paying Agent and Agent for service of notices and demands in connection with the Senior Notes and this Indenture.

           Section 4.21 MAINTENANCE OF  INSURANCE; BOOKS AND RECORDS;
                        COMPLIANCE WITH LAWS.

                     (a) The Company and each of its Subsidiaries shall provide or cause to be provided, for itself and each of their respective Subsidiaries, insurance (including appropriate self-insurance) that is adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary for businesses similarly situated in the industry.

                     (b) The Company shall and shall cause each of its subsidiaries to keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company, in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole.

                     (c) The Company shall and shall cause each of its Subsidiaries to comply with all statutes, laws, ordinances, or government rules and regulations to which they are subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

           Section 4.22 FURTHER ASSURANCES TO THE TRUSTEE.

           The Company shall (and shall cause each of its Subsidiaries to do) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as may be required from time to time in order (i) to carry out more effectively the purposes of the Collateral Documents, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interest required to be encumbered thereby, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Trustee any of the rights granted or now or hereafter intended by the parties thereto to be granted to the Trustee or under any other instrument executed in connection therewith or granted to the Company under the Collateral Documents or under any other instrument executed in connection therewith.

           Section 4.23 COLLATERAL DOCUMENTS.

           None of the Company or any of its Subsidiaries will amend, waive or modify, or take or refrain from taking any action that has the effect of amending, waiving or modifying, any provision of the Collateral Documents or engaging in any transfer of assets from a company whose capital stock and assets constitute Collateral or any restructuring of the affairs of such a company and its subsidiaries to the extent that such amendment, waiver, modification, action or restructuring could have an adverse effect on the rights of the Trustee or the Holders, provided, that (i) the Collateral may be released or modified in an Asset Sale as expressly authorized in this Indenture or in the Collateral Documents; (ii) any Guarantee and pledges may be released in an Asset Sale as expressly provided in this Indenture or in the Collateral Documents; and (iii) this Indenture and any of the Collateral Documents may be otherwise amended, waived or modified as set forth under Article 9 hereof.


                                   ARTICLE 5

                             SUCCESSOR CORPORATION

           Section 5.1 MERGER, CONSOLIDATION OR SALE OF ASSETS.

                     (a) The Company will not consolidate with, merge with or into, or sell, assign, lease, convey, transfer or otherwise dispose of (a "transfer") all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless: (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Senior Notes, this Indenture and the Collateral Documents, and the obligations under this Indenture shall remain in full force and effect; and
(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) immediately after giving effect to such transaction on a pro forma basis the Company or such Person could incur at least $1.00 additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.6 hereof; and (iv) immediately thereafter, the Company or the other surviving entity, as the case may be, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction.

                     (b) In connection with any consolidation, merger or transfer of assets contemplated by this Section 5.1, the Company shall deliver or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.1 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

                     (c) This Section 5.1 shall not apply to the sale of the stock or assets of the Company or any Subsidiary of the Company in accordance with Section 4.8 hereof.

           Section 5.2 SUCCESSOR PERSON SUBSTITUTED.

           Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company or any Subsidiary in accordance with Section 5.1 above, the successor corporation formed by such consolidation or into which the Company or any Subsidiary is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary under this Indenture with the same effect as if such successor corporation had been named as the Company or such Subsidiary herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Senior Notes, except, in the case of a transfer, for the obligation to pay the principal of, and interest on, the Senior Notes.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

           Section 6.1 EVENTS OF DEFAULT.

           An "Event of Default" occurs if:

                     (1) there is a default in the payment of any principal of, or premium, if any, on the Senior Notes when the same becomes due and payable;

                     (2) default for 30 days in the payment of any interest on the Senior Notes after such interest becomes due and payable;

                     (3) the Company or any Guarantor fails to comply with any of the terms or provisions of Section 5.1 hereof;

                     (4) the Company or any Guarantor defaults in the observance or performance of any other provision, covenant or agreement contained in the Senior Notes, this Indenture or the Collateral Documents for 30 days after written notice from the Trustee or the holders of not less than 25% in aggregate principal amount of the Senior Notes then outstanding;

                     (5) there is a failure to pay when due principal, interest or premium in an aggregate amount of $10 million or more with respect to any Indebtedness of the Company or any Subsidiary thereof, or the acceleration prior to its express maturity of any such Indebtedness aggregating $10 million or more;

                     (6) a court of competent jurisdiction renders a final judgment or judgments which can no longer be appealed for the payment of money in excess of $10 million (which are not paid or covered by third party insurance by financially sound insurers) against the Company or any Subsidiary thereof and such judgment remains undischarged for a period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                     (7) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law; other than the Plan of Reorganization and the proceedings related thereto:

                            (A) commences a voluntary case or proceeding,

                            (B) consents to the entry of an order for relief
                     against it in an involuntary case or proceeding,

                            (C) consents to the appointment of a Custodian of it
                     or for all or substantially all of its property,

                            (D) makes a general assignment for the benefit of
                     its creditors or shall admit in writing its inability to pay its debt, or

                            (E) generally is not paying its debts as they become
                     due;

                     (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                            (A) is for relief against the Company or any
                     Subsidiary in an involuntary case or proceeding,

                            (B) appoints a Custodian of the Company or any
                     Subsidiary or for all or substantially all of the property of the Company or any Subsidiary, or

                            (C) orders the liquidation of the Company or any
                     Subsidiary, and, in each case, the order or decree remains unstayed and in effect for 60 consecutive days.

                     The term "Bankruptcy law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors as in effect from time to time. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                     (9) At any time after the execution and delivery thereof,
(i) any Guarantee for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, or (ii) a material Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with their terms hereof or thereof) or shall be declared null and void, or the Trustee or the Collateral Agent shall not have or shall cease to have a valid and perfected second priority Lien on any Collateral purported to be covered thereby having a fair market value, individually or in the aggregate, exceeding $2,500,000, in each case for any reason other than the failure of the Trustee or the Collateral Agent to take any action within its control.

                     (10) Holders of Senior Indebtedness holding a Lien on the stock or assets of the Company take any judicial action to enforce such Lien.

           Subject to the provisions of Sections 7.1 and 7.2, the Trustee shall not be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office by the Company or any other Person.

           Section 6.2 ACCELERATION.

           If an Event of Default (other than an Event of Default arising under Section 6.1(7) or (8) occurs and is continuing, the Trustee by notice to the Company or the Holders of not less than 25% in aggregate principal amount of the Senior Notes then outstanding by written notice to the Company and the Trustee may declare to be immediately due and payable the entire principal amount of all the Senior Notes then outstanding plus premium, if any, and accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of 51% in aggregate principal amount of the outstanding Senior Notes may rescind and annul such acceleration if all existing Events of Default, other than nonpayment of accelerated principal, premium, if any, or interest, have been cured or waived as provided in this Indenture and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

           In case an Event of Default specified in Section 6.1(7) or (8) occurs, the principal, premium, if any, and interest amount with respect to all of the Senior Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders of the Senior Notes.

           Section 6.3 OTHER REMEDIES.

           If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Senior Notes or to enforce the performance of any provision of the Senior Notes or this

Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

           The Trustee may maintain a proceeding even if it does not possess any of the Senior Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

           Section 6.4 WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

           Subject to Sections 6.2, 6.7 and 8.2 hereof, the Holders of a majority in principal amount of the Senior Notes then outstanding have the right to waive any existing or future Default or Event of Default or compliance with any provision of this Indenture or the Senior Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto except as specifically set forth therein.

           Section 6.5 CONTROL BY MAJORITY.

           The Holders of a majority in principal amount of the Senior Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law, this Indenture or the Collateral Documents or that the Trustee determines may be unduly prejudicial to the rights of another Noteholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall determine that the proceedings so directed may involve it in personal liability unless the Trustee has asked for and received indemnification reasonably satisfactory to it against any loss, liability or expense caused by its following such direction; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

           Section 6.6 LIMITATION ON SUITS.

           Subject to Section 6.7 below, a Noteholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Senior Notes unless:

                     (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                     (2) the Holders of at least 51% in aggregate principal amount of the Senior Notes then outstanding make a written request to the Trustee to pursue the remedy;

                     (3) such Holder or Holders offer, and if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                     (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                     (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding.

           A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

           Section 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

           Notwithstanding any other provision of this Indenture, but subject to the Collateral Documents, the right of any Holder of a Senior Note to receive payment of principal of, or premium, if any, and interest on the Senior Note on or after the respective due dates expressed in the Senior Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

           Section 6.8 COLLECTION SUIT BY TRUSTEE.

           If an Event of Default in payment of principal, premium or interest specified in Section 6.1(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors (or any other obligor on the Senior Notes) for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate then borne by the Senior Notes (after giving effect to Section 4.1), and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, including all sums due and owing to the Trustee pursuant to the Indenture including Section 7.7.

           Section 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM.

           The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor upon the Senior Notes), their respective creditors or property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its reasonable charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under the Indenture, including without limitation Section 7.7 hereof. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

           Section 6.10 PRIORITIES.

           If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

           FIRST: to the Trustee, its agents and counsel for amounts due under the Indenture, including without limitation, Section 7.7 hereof;

           SECOND: to Noteholders for amounts due and unpaid on the Senior Notes for principal, premium, if any, and interest as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes; and

           THIRD: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

           The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. The Trustee shall give the Company prior notice of any such record date and payment date; provided, however, that the failure to give any such notice shall not affect the establishment of such record date or payment date or any payment to Noteholders pursuant to this
Section 6.10.

           Section 6.11 UNDERTAKING FOR COSTS.

           In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 hereof or a suit by Holders of more than 10% in principal amount of the Senior Notes then outstanding.

           Section 6.12 RESTORATION OF RIGHTS AND REMEDIES.

           If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

           Section 6.13 DELAY OR OMISSION NOT WAIVER.

           No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                    ARTICLE 7

                                     TRUSTEE

           Section 7.1 DUTIES OF TRUSTEE.

                     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the same circumstances in the conduct of his own affairs.

                     (b) Except during the continuance of an Event of Default known to the Trustee:

                     (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and the Collateral Documents and no others and no implied covenants or obligations shall be read into this Indenture or the Collateral Documents against the Trustee.

                     (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture and the Collateral Documents (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                     (1) This paragraph does not limit the effect of paragraph
(b) of this Section 7.1.

                     (2) In the absence of bad faith on its part, the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                     (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.2 and 6.5 hereof.

                     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                     (e) Whether or not therein expressly so provided, paragraphs (a), (b), (c), (d), (f) and (g) of this Section 7.1 shall govern every provision of this Indenture that in any way relates to the Trustee or any Agent.

                     (f) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

                     (g) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

           Section 7.2 RIGHTS OF TRUSTEE.

           Subject to Section 7.1 hereof:

                     (1) The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                     (2) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed by it with due care.

                     (3) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not constitute negligence or bad faith.

                     (4) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                     (5) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both.

                     (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                     (7) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                     (8) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                     (9) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Senior Notes and this Indenture.

                     (10) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                     (11) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

           Section 7.3 INDIVIDUAL RIGHTS OF TRUSTEE.

           The Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

           Section 7.4 TRUSTEE'S DISCLAIMER.

           The Trustee makes no representation as to the validity or adequacy of this Indenture, the Collateral Documents, the Senior Notes or any Guarantee, it shall not be accountable for the Company's use of the proceeds from the sale of Senior Notes or any money paid to the Company pursuant to the terms of this Indenture or the Collateral Documents, and it shall not be responsible for any statement in the Senior Notes or any document used in connection with the sale of the Senior Notes other than its certificate of authentication.

           Section 7.5 NOTICE OF DEFAULTS.

           If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal or premium, if any, or interest on the Senior Notes, or that resulted from the failure of the Company to comply with Section 5.1, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines it to be in the best interests of the holders of the Senior Notes to do so.

           Section 7.6 REPORTS BY TRUSTEE TO HOLDERS.

           If required by TIA Section 313(a), within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each Noteholder a brief report dated as of such May 15 that complies with TIA Section 313(a); provided that no such report need be transmitted if no such events listed in TIA Section 313(a) have occurred within such period. The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c) and TIA Section 313(d).

           A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Senior Notes are listed. The Company shall promptly notify the Trustee when the Senior Notes are listed on any stock exchange, and of any delisting thereof, and the Trustee shall comply with TIA Section 313(d).

           Section 7.7 COMPENSATION AND INDEMNITY.

           The Company and the Guarantors (on a joint and several basis) shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee (or in the absence of such an agreement, reasonable compensation) for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors (on a joint and several basis) shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the compensation, disbursements and expenses of the Trustee's agents and counsel.

           The Company and the Guarantors (on a joint and several basis) shall indemnify each of the Trustee and any predecessor Trustee for, and hold them harmless against, any and all loss, damage, claim, liability, expense (including but not limited to attorneys' fees and expenses) or taxes (other than taxes based on the income of the Trustee) incurred by it in connection with the acceptance or performance of its duties under this Indenture including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Guarantor, any holder of Senior Notes or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee shall notify the Company and the Guarantors in writing promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company and the Guarantors shall not relieve the Company or the Guarantors of their obligations hereunder.

           Notwithstanding the foregoing, the Company and the Guarantors need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. To secure the payment obligations of the Company and the Guarantors in this Indenture, including without limitation, Sections 7.7 and 9.5, the Trustee and any predecessor Trustee shall have a lien prior to the Senior Notes and the Senior Indebtedness on all money or property held or collected by the Trustee in its capacity as such, except such money or property held in trust to pay principal of and interest on particular Senior Notes. The obligations of the Company and the Guarantors under this Section 7.7 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall be joint and several liabilities of the Company and each of the Guarantors and shall survive the satisfaction and discharge of this Indenture, including the termination or rejection hereof in any bankruptcy proceeding to the extent permitted by law.

           When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(7) or (8) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

           Section 7.8 REPLACEMENT OF TRUSTEE.

           The Trustee may resign by so notifying the Company and the Guarantors in writing, such resignation to become effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Senior Notes may remove the Trustee by notifying the removed Trustee in writing and may appoint a successor Trustee with the Company's written consent which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

                     (1) the Trustee fails to comply with Section 7.10 hereof;

                     (2) the Trustee is adjudged a bankrupt or an insolvent;

                     (3) a receiver or other public officer takes charge of the Trustee or its property; or

                     (4) the Trustee otherwise becomes incapable of acting.

           If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

           If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 25% in principal amount of the outstanding Senior Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

           If the Trustee fails to comply with Section 7.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to its rights under Section
7.7 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section
7.7 hereof shall continue for the benefit of the retiring Trustee.

           Section 7.9 SUCCESSOR TRUSTEE BY CONSOLIDATION, MERGER OR CONVERSION.

           If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation or national banking association, subject to Section 7.10 hereof, the successor corporation or national banking association without any further act shall be the successor Trustee.

           Section 7.10 ELIGIBILITY; DISQUALIFICATION.

           This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (2) in every respect. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision in Section 310(b)(1); provided that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or conflicts of interest or participation in other securities, of the Company or the Guarantors are outstanding if the requirements for exclusion set forth in TIA
Section 310(b)(1) are met.

           Section 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

           The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311 (b). A Trustee who has resigned or been removed shall be subject to TIA Section 311 (a) to the extent indicated therein.

           Section 7.12 PAYING AGENTS.

           The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                               (A) that it will hold all sums held by it as
                     agent for the payment of principal of, or premium, if any, or interest on, the Senior Notes (whether such sums have been paid to it by the Company or by any obligor on the Senior Notes) in trust for the benefit of Holders of the Senior Notes or the Trustee;

                               (B) that it will at any time during the
                     continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

                               (C) that it will give the Trustee written notice
                     within three (3) Business Days of any failure of the Company (or by any obligor on the Senior Notes) in the payment of any installment of the principal of, premium, if any, or interest on, the Senior Notes when the same shall be due and payable.

           Section 7.13 CO-TRUSTEE AND SEPARATE TRUSTEES.

           At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, and for the benefit of the Holders, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

           Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                     (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                     (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such co-trustee or separate trustee.

                     (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, it an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                     (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee;

                     (e) any act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee;

                     (f) any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name; and

                     (g) if any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new successor trustee.

                                   ARTICLE 8

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

           Section 8.1 WITHOUT CONSENT OF HOLDERS.

           The Company and/or one or more Guarantors and the Trustee may modify, waive, amend or supplement this Indenture, the Senior Notes, the Guarantees or the Collateral Documents without notice to or consent of any Noteholder:

                     (1) to comply with Section 5.1 hereof;

                     (2) to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes;

                     (3) to comply with any requirements of the SEC under the TIA;

                     (4) to cure any ambiguity, defect or inconsistency, or to make any other change that does not materially and adversely affect the rights of any Noteholder;

                     (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Notes; or

                     (6) to enter into additional or supplemental Collateral Documents consistent with the terms hereof;

                     (7) to adjust the aggregate principal amount of Senior Notes permitted to be issued pursuant to this Indenture so that the aggregate principal amount of Senior Notes permitted to be issued pursuant to this Indenture are as provided in the Plan of Reorganization;

                     (8) to otherwise comply with the terms of the Plan of Reorganization;

                     (9) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

                     (10) to add any additional Events of Default.

           The Trustee is hereby authorized to join with the Company and the Guarantors, if any, in the execution of any modification, waiver, amendment or supplement to this Indenture, the Senior Notes, the Guarantees or the Collateral Documents authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such modification, waiver, amendment or supplement to this Indenture, the Senior Notes, the Guarantees or the Collateral Documents which adversely affects its own rights, duties or immunities under this Indenture.

           Section 8.2 WITH CONSENT OF HOLDERS.

           The Company and/or one or more Guarantors and the Trustee may modify, amend, waive or supplement this Indenture, the Senior Notes, the Guarantees or the Collateral Documents with the written consent of the Holders of not less than a majority in aggregate principal amount of outstanding Senior Notes, provided, however, that such modification, amendment, waiver or supplement is consistent with the terms of any applicable Collateral Documents. The Holders of not less than a majority in aggregate principal amount of outstanding Senior Notes may waive compliance in a particular instance by the Company with any provision of this Indenture or the Senior Notes. Subject to Section 8.4, without the consent of each Noteholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

                     (1) reduce the amount of Senior Notes whose Holders must consent to an amendment, modification, supplement or waiver to this Indenture or the Senior Notes;

                     (2) reduce the rate of or change the time for payment of interest on any Senior Note;

                     (3) reduce the principal of or premium on or change the stated maturity of any Senior Note;

                     (4) make any Senior Note payable in money other than that stated in the Senior Note or change the place of payment from New York, New York;

                     (5) change the amount or time of any payment required by the Senior Notes or reduce the premium payable upon any redemption of the Senior Notes;

                     (6) waive a default in the payment of the principal of, or interest on, or redemption payment with respect to any Senior Note;

                     (7) subordinate in right of payment, or otherwise subordinate, the Senior Notes or the Guarantees to another Indebtedness or obligation of the Company or the Guarantors;

                     (8) take any other action otherwise prohibited by this indenture to be taken without the consent of each Holder affected thereby;

                     (9) release all or substantially all of the Collateral from the Lien of this Indenture and the Collateral Documents (other than pursuant to an Asset Sale in compliance with Section 4.8 hereto); or

                     (10) modify this Section 8.2, Section 6.4 or 6.7.

           After a modification, amendment, supplement or waiver under this
Section 8.2 becomes effective, the Company shall mail to the Holders a notice briefly describing the modification, amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such modification, amendment, supplement or waiver.

           It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, modification, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

           Section 8.3 COMPLIANCE WITH TRUST INDENTURE ACT.

           Every amendment to or supplement of this Indenture or the Senior Notes shall comply with the TIA as then in effect.

           Section 8.4 REVOCATION AND EFFECT OF CONSENTS.

           Until a modification, amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Senior Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Senior Note or portion thereof, and of any Senior Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Senior Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Senior Note or portion of a Senior Note, if the Trustee receives the notice of revocation before the date the modification, amendment, supplement, waiver or other action becomes effective. Notwithstanding the foregoing, nothing in this paragraph shall impair the right of any Holder under TIA Section 316(b).

           The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any modification, amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such modification, amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.


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
           After a modification, amendment, supplement, waiver or other action becomes effective, it shall bind every Holder and every subsequent Holder.

           Section 8.5 NOTATION ON OR EXCHANGE OF SENIOR NOTES.

           If a modification, amendment, supplement or waiver changes the terms of a Senior Note, the Trustee may request the Holder of the Senior Note to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Senior Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Senior Note shall issue and the Trustee shall authenticate a new security that reflects the changed terms. Failure to make the appropriate notation or issue a new Senior Note shall not affect the validity and effect of such modification, amendment, supplement or waiver.

           Section 8.6 TRUSTEE TO SIGN AMENDMENTS, ETC.

           The Trustee shall sign any modification, amendment, supplement or waiver authorized pursuant to this Article 8 if the modification, amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such modification, amendment, supplement or waiver, the Trustee shall be entitled to receive and, subject to Section 7.1 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such modification, amendment, supplement or waiver is authorized or permitted by this Indenture and such supplemental indenture constitutes the legal, valid and binding obligation of the Company and the Guarantors enforceable against each of them in accordance with its terms (subject to customary exceptions). The Company or any Guarantor may not sign a modification, amendment or supplement until the Board of Directors of the Company or such Guarantor, as appropriate, approves it.


                                   ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE

           Section 9.1 DISCHARGE OF INDENTURE.

           The Company and the Guarantors, if any, may terminate their obligations under the Senior Notes, the Guarantees, if any, and this Indenture, except the obligations referred to in the last paragraph of this Section 9.1, if there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Senior Notes theretofore authenticated and delivered (other than any Senior Notes that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.7 hereof) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

           After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Senior Notes, the Guarantees and this Indenture except for those surviving obligations specified below.

           Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 2.7, 7.7, 9.5, 9.6 and 9.8 hereof shall survive.

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
           Section 9.2 LEGAL DEFEASANCE.

           The Company may at its option, by Board Resolution, be discharged from its obligations with respect to the Senior Notes and the Guarantors, if any, discharged from their obligations under the Guarantees, if any, on the date the conditions set forth in Section 9.4 below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Senior Notes and to have satisfied all its other obligations under such Senior Notes and this Indenture insofar as such Senior Notes are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.6 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Senior Notes to receive solely from the trust funds described in Section 9.4 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Senior Notes when such payments are due, (B) the Company's obligations with respect to such Senior Notes under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8 and 4.20 hereof, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof) and (D) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.2 with respect to the Senior Notes notwithstanding the prior exercise of its option under Section 9.3 below with respect to the Senior Notes.

           Section 9.3 COVENANT DEFEASANCE.

           At the option of the Company, pursuant to a Board Resolution, the Company and the Guarantors, if any, shall be released from their respective obligations under Sections 4.2 through 4.4 hereof, inclusive, Sections 4.6 through 4.17 hereof, inclusive, Section 4.23 and clause (a)(iii) of Section 5.1 hereof with respect to the outstanding Senior Notes on and after the date the conditions set forth in Section 9.4 hereof are satisfied (hereinafter, "Covenant Defeasance") and the Senior Notes shall thereafter be deemed to not be outstanding for purposes of any direction, waiver, consent, declaration or act of the Holders (and the consequences thereof) in connection with such covenants but shall continue to be outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that the Company and the Guarantors, if any, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Senior Notes shall be unaffected thereby.

           Section 9.4 CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

           The following shall be the conditions to application of Section 9.2 or Section 9.3 hereof to the outstanding Senior Notes:

                     (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7. 10 hereof who shall agree to comply with the provisions of this
Article 9 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Senior Notes, (A) money in an amount, or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Senior Notes at the maturity date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Senior Notes;

                     (2) no Event of Default or Default with respect to the Senior Notes shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                     (3) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company is a party or by which it is bound;

                     (4) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                     (5) in the case of an election under Section 9.2 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
(i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Senior Notes or persons in their positions will not recognize income, gain or loss for Federal income tax purposes solely as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such Legal Defeasance had not occurred;

                     (6) in the case of an election under Section 9.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Senior Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                     (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (a) all conditions precedent provided for relating to either the Legal Defeasance under
Section 9.2 above or the Covenant Defeasance under Section 9.3 hereof (as the


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
case may be) have been complied with and (b) if any other Indebtedness of the Company shall then be outstanding, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness; and

                     (8) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others.

           Section 9.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE
                       HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

           All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.4 hereof in respect of the outstanding Senior Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Senior Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law. The Trustee shall be under no duty to invest such money or U.S. Government Obligations.

           The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.4 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Senior Notes.

           Subject to Sections 7.1 and 7.2 hereof, anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 9.4 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

           Section 9.6 REINSTATEMENT.

           If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.1, 9.2 or 9.3 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and any Guarantor under this Indenture, the Senior Notes and the Guarantees, if any, shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.1 hereof; provided, however, that if the Company or any Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Senior Notes because of the reinstatement of their obligations, the Company or such Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Senior


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
Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

           Section 9.7 MONEYS HELD BY PAYING AGENT.

           In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.4 hereof, to the Company (or, if such moneys had been deposited by any Guarantors, to such Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

           Section 9.8 MONEYS HELD BY TRUSTEE.

           Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or any Guarantors in trust for the payment of the principal of, premium, if any, or interest on any Senior Note that are not applied but remain unclaimed by the Holder of such Senior Note for two years after the date upon which the principal of, or premium, if any, or interest on such Senior Note shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantors) upon Company Request, or if such moneys are then held by the Company or any Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Senior Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors, if any, for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company and the Guarantors, mail to each Noteholder affected, at the address shown in the register of the Senior Notes maintained by the Registrar pursuant to Section 2.3 hereof, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the Guarantors, if any, or the release of any money held in trust by the Company or any Guarantors, as the case may be, Noteholders entitled to the money must look only to the Company and any Guarantors for payment as general creditors unless applicable abandoned property law designates another person.

           Section 9.9 SENIOR NOTE COLLATERAL.

           Upon the Company's exercise under Section 9.1 hereof of the option applicable under either Section 9.2 or 9.3, the Collateral shall be released pursuant to Section 10.3 hereof.


                                   ARTICLE 10

                             COLLATERAL AND SECURITY

           Section 10.1 SECURITY.

           The due and punctual payment of the principal of, premium, if any, and interest on the Senior Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Senior Notes and performance of all other obligations of the Company and the Guarantors to the Holders of Senior Notes or the Trustee under this Indenture, the Senior Notes and the Guarantees, according to the terms hereunder or thereunder, shall be secured by the Collateral, as provided in the Collateral Documents which the Company and the applicable parties have entered into simultaneously with the execution of this Indenture for the benefit of the Holders of Senior Notes. Each Holder of Senior Notes, by its acceptance thereof, consents and agrees to the terms of the Collateral Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Trustee to enter into the Collateral Documents and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company and the Guarantors shall deliver to the Trustee copies of all documents executed pursuant to this Indenture and the Collateral Documents and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Collateral Documents to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby, by the Collateral Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Senior Notes and the Guarantees secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause its Subsidiaries to take any and all actions reasonably required to cause the Collateral Documents to create and maintain, as security for the obligations of the Company hereunder, a valid and enforceable perfected priority Lien in and on all the Collateral in accordance with the terms of the Collateral Documents.

           Section 10.2 RECORDING AND OPINIONS.

           The Company and the Guarantors will cause this Indenture, if necessary, the applicable Collateral Documents, including any financing statements, all amendments or supplements to each of the foregoing and any other similar security documents as necessary, to be registered, recorded and filed and/or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law in order fully to preserve and protect
(a) the Lien securing the obligations under the Senior Notes and the Guarantees of those Guarantors that are parties to the Collateral Documents pursuant to the Collateral Documents and (b) the Lien of the Guarantors that are parties to the Collateral Documents securing (for the ratable benefit of the Holders of Senior Notes) the Senior Notes and the Guarantees and to effectuate and preserve the security of the Holders of Senior Notes and all rights of the Trustee.

           The Company, the Guarantors and any other obligor shall furnish to the Trustee:

                     (a) Promptly after the execution and delivery of this Indenture, and promptly after the execution and delivery of any other instrument of further assurance or amendment, an Opinion of Counsel in the United States
(a) stating that this Indenture, the Senior Notes and the Collateral Documents and such instruments of further assurance or amendment, if any, are valid, binding and enforceable obligations of the Company and its Subsidiaries which are signatories to those agreements, subject to customary qualifications and exceptions reasonably acceptable to the Trustee, and (b) either (i) stating that, subject to customary assumptions and exclusions, in the opinion of such counsel, this Indenture and other applicable Collateral Documents and all other instruments of further assurance or amendment have been properly recorded, registered and filed to the extent necessary to make effective the Lien intended to be created by such Indenture and Collateral Documents and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that, subject to customary assumptions and exclusions, as to such Indenture and Collateral Documents and such other instruments such recording, registering and filing are the only recordings, registerings and filings necessary to give notice thereof and that no re-recordings, re-registerings or re-filings are necessary to maintain such notice, and further stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Holders of Senior Notes and the Trustee hereunder and under the Collateral Documents or (ii) stating that, subject to customary assumptions and exclusions, in the opinion of such counsel, no such action is necessary to make any Lien created under any of the Collateral Documents effective as intended by this Indenture and such Collateral Documents; and

                     (b) Within 30 days after February 1, in each year beginning with the year 2002, an Opinion of Counsel, dated as of such date, either (i) stating that, subject to customary assumptions and exclusions, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of this Indenture and all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of this Indenture and the Collateral Documents until the next Opinion of Counsel is required to be rendered pursuant to this paragraph and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documents or (ii) stating that, subject to customary assumptions and exclusions, in the opinion of such counsel, no such action is necessary to maintain such Lien, until the next Opinion of Counsel is required to be rendered pursuant to this paragraph.

                     (c) The Company shall furnish to the Trustee the certificate or opinions, as the case may be, required by TIA Section 314(d). Such certificates or opinions will be subject to the terms of TIA Section 314(e).

           Section 10.3 RELEASE OF COLLATERAL.

                     (a) Subject to subsections (b), (c) and (d) of this Section 10.3, Collateral may be released from the Lien and security interest created by this Indenture and the Collateral Documents at any time or from time to time upon the request of the Company pursuant to an Officers' Certificate certifying that all terms for release and conditions precedent hereunder and under the applicable Collateral Document have been met and specifying (A) the identity of the Collateral to be released and (B) the provision of this Indenture and the applicable Collateral Document which authorizes such release. The Trustee shall release, and shall give any necessary consent, waiver or instruction to the Collateral Agent to release (at the sole cost and expense of the Company) (i) all Collateral that is contributed, sold, leased, conveyed, transferred or otherwise disposed of; provided, such contribution, sale, lease, conveyance, transfer or other distribution is or will be in accordance with the provisions of this Indenture, including, without limitation, the requirement that the net proceeds, if any, from such contribution, sale, lease, conveyance, transfer or other distribution are or will be applied in accordance with this Indenture and that no Default or Event of Default has occurred and is continuing or would occur immediately following such release; (ii) Collateral which may be released with the consent of Holders pursuant to Article 8 hereof; (iii) all Collateral

(except as provided in Article 9 hereof) upon discharge or defeasance of this Indenture in accordance with Article 9 hereof; (iv) all Collateral upon the payment in full of all obligations of the Company with respect to the Senior Notes; and (v) Collateral of a Guarantor whose Guarantee is released pursuant to
Section 11.4 hereof. Upon receipt of such Officers' Certificate, an Opinion of Counsel and any other opinions or certificates required by this Indenture and the TIA, the Trustee shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture and the Collateral Documents.

                     (b) No Collateral shall be released from the Lien and security interest created by the Collateral Documents pursuant to the provisions of the Collateral Documents unless there shall have been delivered to the Trustee the certificates required by this Section 10.3.

                     (c) The Trustee may release Collateral from the Lien and security interest created by this Indenture and the Collateral Documents upon the sale or disposition of Collateral pursuant to the Trustee's powers, rights and duties with respect to remedies provided under any of the Collateral Documents.

                     (d) The release of any Collateral from the terms of this Indenture and the Collateral Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms hereof. To the extent applicable, the Company shall cause TIA Section 313(b), relating to reports, and TIA Section 314(d), relating to the release of property or securities from the Lien and security interest of the Collateral Documents and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Collateral Documents to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of the company except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

           Section 10.4 PROTECTION OF THE TRUST ESTATE.

           Upon prior written notice to the Company and the Guarantors, the Trustee shall have the power (i) to institute and maintain such suits and proceedings as it may deem expedient, to prevent any impairment of the Collateral under any of the Collateral Documents; and (ii) to enforce the obligations of the Company, the Guarantors or any Restricted Subsidiary under this Indenture or the Collateral Documents, to institute and maintain such suits and proceedings as may be expedient to prevent any impairment of the Collateral under the Collateral Documents and in the profits, rents, revenues and other income arising therefrom; including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair any Collateral or be prejudicial to the interests of the Holders of Senior Notes or the Trustee, to the extent permitted thereunder.

           Section 10.5 CERTIFICATES OF THE COMPANY.

           The Company shall furnish to the Trustee, prior to each proposed release of Collateral pursuant to the Collateral Documents (i) all documents required by TIA Section 314(d) and (ii) an Opinion of Counsel in the United States, which opinion shall be subject to customary assumptions and exclusions, to the effect that such accompanying documents constitute all documents required by TIA Section 314(d). The Trustee may, to the extent permitted by Sections 7.1 and 7.2 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

           Section 10.6 CERTIFICATES OF THE TRUSTEE.

           In the event that the Company wishes to release Collateral in accordance with the Collateral Documents and has delivered the certificates and documents required by the Collateral Documents and Sections 10.3 and 10.5 hereof, the Trustee shall determine whether it has received all documents required by TIA Section 314(d) in connection with such release and, based on such determination and the Opinion of Counsel delivered pursuant to Section 10.5(ii), shall deliver a certificate to the Collateral Agent, setting forth such determination.

           Section 10.7 AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE
                        UNDER THE COLLATERAL DOCUMENTS.

           Subject to the provisions of Sections 7.1 and 7.2 hereof and the Collateral Trust Agreement, the Trustee may, in its sole discretion and without the consent of the Holders of Senior Notes, direct, on behalf of the Holders of Senior Notes, the Collateral Agent to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Collateral Documents and (b) collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder. Subject to the Collateral Trust Agreement, the Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Collateral Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Senior Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Senior Notes or of the Trustee).

           Section 10.8 AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE
                        UNDER THE COLLATERAL DOCUMENTS.

           Subject to the Collateral Trust Agreement, upon an Event of Default and so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein, in the Collateral Documents or otherwise available to it, all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Company, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such a sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

           Any cash that is Collateral held by the Trustee and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (unless otherwise provided for in the Collateral Documents) in accordance with Section
6.10 hereof, or as the Holders of the Senior Notes shall direct pursuant to
Section 6.5 hereof. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

           Section 10.9 TERMINATION OF SECURITY INTEREST.

           Upon the payment in full of all Obligations of the Company under this Indenture and the Senior Notes, or upon Legal Defeasance or Covenant Defeasance, the Trustee shall, at the written request of the Company, deliver a certificate to the Collateral Agent stating that such Obligations have been paid in full, and instruct the Collateral Agent to release the Liens pursuant to this Indenture and the Collateral Documents.

           Section 10.10 COOPERATION OF TRUSTEE.

           In the event the Company or any Guarantor pledges or grants to the Trustee a security interest in additional Collateral, the Trustee shall cooperate with the Company or such Guarantor in reasonably and promptly agreeing to the form of, and executing as required, any instruments or documents necessary to make effective the security interest in the Collateral to be so pledged. To the extent practicable, the terms of any security agreement or other instrument or document necessitated by any such pledge shall be comparable to the provisions of the existing relevant Collateral Documents. Subject to, and in accordance with the requirements of this Article 10 and the terms of the Collateral Documents, in the event that the Company or any Guarantor engages in any transaction pursuant to Section 10.3, the Trustee, subject to the provisions of Sections 10.3 and 10.5, shall cooperate with the Company or such Guarantor in order to facilitate such transaction in accordance with any reasonable time schedule proposed by the Company, including by delivering and releasing the Collateral in a prompt and reasonable manner.

           Section 10.11 COLLATERAL AGENT.

           The Collateral Agent may be delegated any one or more of the duties or rights of the Trustee hereunder or under the Collateral Documents or which are specified in any Collateral Documents, including without limitation, the right to hold any Collateral in the name of, registered to, or in the physical possession of, such Collateral Agent for the ratable benefit of the Holders of the Senior Notes and the holders from time to time of Senior Indebtedness. Each such Collateral Agent shall have such rights and duties as may be specified in the Collateral Trust Agreement.

           Section 10.12 COLLATERAL TRUST AGREEMENT.

           The Company, the Trustee and the Collateral Agent are entering into the Collateral Trust Agreement which sets forth the relative rights of the Trustee and the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand, as to the priority of payment of the Senior Indebtedness over the Senior Notes and related obligations in certain circumstances. As among the Holders, the Collateral shall be held for the equal and ratable benefit of such Holders without preference, priority or distinction of any thereof over any other. The terms of this Indenture and the Collateral Documents will be subject to the terms of such Collateral Trust Agreement and each Holder, by accepting a Senior Note, agrees to all of the terms and provisions of such Collateral Trust Agreement, as the same may be amended from time to time pursuant to the provisions thereof and this Indenture. Without limiting the foregoing, each Holder, by accepting a Senior Note, acknowledges and agrees that its rights to payment of the obligations evidenced by the Senior Notes and the Guarantees may be subject to the terms of any such Collateral Trust Agreement and agrees that the Trustee is hereby irrevocably authorized and directed to execute, deliver and perform such Collateral Trust Agreement, in accordance with its terms. The Trustee and each Holder agree that in the event of any conflict between this Indenture and the Collateral Trust Agreement, the provisions of such Collateral Trust Agreement shall control; provided, that no provision of such Collateral Trust Agreement shall be deemed to limit or subordinate the Trustee's right to compensation, fees, expenses or indemnities under this Indenture, or the Trustee's right to require Officers' Certificates or Opinions of Counsel in accordance with the provisions of this Indenture. The provisions of this Section shall be expressly for the benefit of the holders of the Senior Indebtedness and may not be amended without the consent of the holders of a majority in principal amount thereof (without thereby limiting any other provisions of this Indenture or elsewhere provided for their benefit).


                                   ARTICLE 11

                           GUARANTEE OF SENIOR NOTES

           Section 11.1 GUARANTEE.

           Subject to the provisions of this Article 11, each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees to each Holder and to the Trustee, on behalf of the Holders, (i) the due and punctual payment of the principal of, premium, if any, and interest (including Additional Interest) on each Senior Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Senior Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Senior Note and this Indenture, and (ii) in the case of any extension of time of payment or renewal of any Senior Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Guarantor, by execution of the Guarantee, agrees that its obligations thereunder and hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Senior Note or this Indenture, any failure to enforce the provisions of any such Senior Note or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Senior Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Guarantor.

           Each Guarantor, by execution of the Guarantee, waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Senior Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantee will not be discharged as to any such Senior Note except by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Section 9.1 hereof. If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or any Guarantor, any amount paid by either the Company or any Guarantor to the Holder or Trustee, each Guarantor's Guarantee, to the extent therefor discharged, shall be reinstated in full force and effect. Each Guarantor, by execution of the Guarantee, further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(i) the maturity of the Obligations guaranteed by the Guarantee may be accelerated as provided in Article 6 hereof for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in
Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of the Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 6 hereof, the Trustee shall promptly make a demand for payment on the Senior Notes under any Guarantee provided for in this Article 11 and not discharged. Failure to make such demand shall not affect the validity or enforceability of the Guarantee upon any Guarantor.

           A Guarantee shall not be valid or become obligatory for any purpose with respect to a Senior Note unless the certificate of authentication on such Senior Note shall have been signed by or on behalf of the Trustee.

           Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee as a representative of any Holder in enforcing any rights under this section.

           Section 11.2 EXECUTION AND DELIVERY OF GUARANTEES.

           To further evidence the Guarantee set forth in this Article 11, each Guarantor shall execute a Guarantee in the form included as part of Exhibit A hereto and hereby agrees that a notation of such Guarantee shall be placed on each Senior Note authenticated and made available for delivery by the Trustee and that this Guarantee shall be executed on behalf of each Guarantor by the manual or facsimile signature of an Officer of each Guarantor.

           Each Guarantor hereby agrees that the Guarantee set forth in Section
11.1 shall remain in full force and effect notwithstanding any failure to endorse on each Senior Note a notation of such Guarantee.

           If an Officer of a Guarantor whose signature is on the Guarantee no longer holds that office at the time the Trustee authenticates the Senior Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

           The delivery of any Senior Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.

           Section 11.3 LIMITATION OF GUARANTEE.

           The obligations of each Guarantor will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under Federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

           Section 11.4 RELEASE OF GUARANTOR.

           A Guarantor shall be released from all of its obligations under its Guarantee if:

                            (i) the Guarantor has sold all or substantially all
                     of its assets or the Company and its Subsidiaries have sold all of the Equity Interests of the Guarantor owned by them, in each case in a transaction in compliance with Sections
                     4.8 and 5.1 hereof to the extent applicable; or

                            (ii) the Guarantor merges with or into or
                     consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with Section 5.1 hereof;

                               and in each such case, the Company has delivered
                     to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with. At the written request of the Company, the Trustee will promptly execute and deliver appropriate instruments in forms reasonably acceptable to the Company evidencing and further implementing any releases or discharges pursuant to the foregoing provisions.

           Section 11.5 ADDITIONAL GUARANTORS.

           The Company covenants and agrees that it will cause any Person which becomes obligated to guarantee the Senior Notes pursuant to the terms of Section
4.12 hereof, to execute a Guarantee satisfactory in form and substance to the Trustee pursuant to which such Person shall guarantee the obligations of the Company under the Senior Notes and this Indenture in accordance with this
Article 11 with the same effect and to the same extent as if such Person had been named herein as a Guarantor. Notwithstanding the foregoing, if such Person is a Subsidiary incorporated in a jurisdiction other than the United States, and if and to the extent that the execution of a Guarantee by such Person would have adverse tax consequences for the Company or any of its Subsidiaries, the Company shall not be obligated to cause such Person to execute a Guarantee, provided that the Company shall cause 65% (or such other greater or lesser percentage which as a result of a change of law may be pledged without resulting in adverse tax consequences) of the issued and outstanding shares of stock of such Person to become Collateral as and when received by the Company or by any of its Subsidiaries.


                                   ARTICLE 12

                                 MISCELLANEOUS

           Section 12.1 TRUST INDENTURE ACT CONTROLS.

           If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

           Section 12.2 NOTICES.

           Any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

           If to the Company or any Guarantor:

                     Genesis Health Venture, Inc.
                     148 West State Street
                     Kennett Square, Pennsylvania 19348
                     Attention: Michael R. Walker, Chairman and
                                                   Chief Executive Officer


           If to the Trustee:

                     The Bank of New York
                     101 Barclay Street, Floor 21 West
                     New York, New York  10286
                     Attention: Corporate Trust Administration

           Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

           The Company, any Guarantors or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications.

           Any notice or communication mailed to a Holder shall be mailed to him by first-class mail, postage prepaid, at his address shown on the register kept by the Registrar. If a notice or communication to a Holder is mailed in the manner provided above, it shall be deemed duly given on the date so deposited in the mail, whether or not the addressee receives it.

           Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

           In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

           Section 12.3 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

           Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Senior Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

           Section 12.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

           Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                     (1) an Officers' Certificate (which shall include the statements set forth in Section 12.5 below) in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with;

                     (2) an Opinion of Counsel (which shall include the statements set forth in Section 12.5 below) in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; and

                     (3) where applicable, a certificate or opinion by an independent certified public accountant satisfactory to the Trustee that complies with TIA Section 314(c).

           Section 12.5 STATEMENTS REQUIRED IN CERTIFICATE AND OPINION.

           Each certificate and opinion with respect to compliance with a condition or covenant Provided for in this Indenture shall include:

                     (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                     (3) a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                     (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

           Section 12.6 WHEN TREASURY SENIOR NOTES DISREGARDED.

           In determining whether the Holders of the required aggregate principal amount of Senior Notes have concurred in any direction, waiver or consent, Senior Notes owned by the Company, any Guarantor or any other obligor on the Senior Notes or by any Affiliate of any of them shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Senior Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Senior Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Senior Notes and that the pledgee is not the Company, a Guarantor or any other obligor upon the Senior Notes or any Affiliate of any of them.

           Section 12.7 RULES BY TRUSTEE AND AGENTS.

           The Trustee may make reasonable rules for action by or meetings of Holders. The Registrar and Paying Agent may make reasonable rules for their functions.

           Section 12.8 BUSINESS DAYS; LEGAL HOLIDAYS.

           A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

           Section 12.9 GOVERNING LAW.

           THIS INDENTURE AND THE SENIOR NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO

THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SENIOR NOTES.

           Section 12.10 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

           This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

           Section 12.11 NO RECOURSE AGAINST OTHERS.

           No recourse for the payment of the principal of or premium, if any, or interest on any of the Senior Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any of the Senior Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder, officer, director, partner, affiliate, beneficiary or employee, as such, past, present or future, of the Company or of any successor corporation or against the property or assets of any such stockholder, officer, employee, partner, affiliate, beneficiary or director, either directly or through the Company or any Guarantor, or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Senior Notes are solely obligations of the Company and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, officer, employee, partner, affiliate, beneficiary or director, as such, of the Company or any Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Senior Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee, partner, affiliate, beneficiary and director, as such, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Senior Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer, partner, affiliate, beneficiary or director and may be enforced by any one or all of them.

           Section 12.12 SUCCESSORS.

           All agreements of the Company and the Guarantors in this Indenture and the Senior Notes shall bind their respective successors. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind their respective successors.

           Section 12.13 MULTIPLE COUNTERPARTS.

           The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

           Section 12.14 TABLE OF CONTENTS, HEADINGS, ETC.

           The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

           Section 12.15 SEPARABILITY.

           Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                            SIGNATURE PAGE TO FOLLOW

           IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date and year first written above.


                       GENESIS HEALTH VENTURES, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ACADEMY NURSING HOME, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ACCUMED, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS APPLE VALLEY LIMITED PARTNERSHIP

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS APPLE VALLEY, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ADS CONSULTING, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS DANVERS ALF, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS DARTMOUTH ALF, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS DARTMOUTH GENERAL PARTNERSHIP

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE ADS GROUP, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS HINGHAM ALF, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ADS HINGHAM LIMITED PARTNERSHIP

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS HINGHAM NURSING FACILITY, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS HOME HEALTH, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS MANAGEMENT, INC. A/K/A ADS/TMCI MANAGEMENT, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS PALM CHELMSFORD, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS RECUPERATIVE CENTER, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS RESERVOIR WALTHAM, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS SENIOR HOUSING, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ADS VILLAGE MANOR, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ADS/MULTICARE, INC.

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ANR, INC. (Formerly ADACOM NETWORK ROUTERS, INC.)

                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE APPLE VALLEY PARTNERSHIP HOLDING COMPANY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       APPLEWOOD HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ARCADIA ASSOCIATES


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ASCO HEALTHCARE OF NEW ENGLAND, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ASCO HEALTHCARE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ASL, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       THE ASSISTED LIVING ASSOCIATES OF LEHIGH, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE ASSISTED LIVING ASSOCIATES OF SANATOGA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE ASSISTED LIVING ASSOCIATES OF WALL, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       AUTOMATED HOMECARE SYSTEMS, LLC


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       AUTOMATED PROFESSIONAL ACCOUNTS, INC


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       BERKS NURSING HOMES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BETHEL HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BREVARD MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BREYUT CONVALESCENT CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BREYUT CONVALESCENT CENTER, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BRIGHTWOOD PROPERTY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       BRINTON MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       BURLINGTON WOODS CONVALESCENT CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CARE4, LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CARECARD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       CAREFLEET, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CATONSVILLE MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CENTURY CARE CONSTRUCTIONS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CENTURY CARE MANAGEMENT, INC.
                       (Formerly CENTURY MANAGEMENT, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CHATEAU VILLAGE HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       CHELTENHAM LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CHG INVESTMENT CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CHNR-I, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       COLONIAL HALL HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       COLONIAL HOUSE HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       COMPASS HEALTHCARE SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       CONCORD COMPANION CARE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD HEALTH GROUP, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD HEALTHCARE CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD HEALTHCARE SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD HOME HEALTH, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       CONCORD PHARMACY SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD REHAB, INC. (Doing business as AMERICAN THERAPY)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CONCORD SERVICES CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CRESTVIEW CONVALESCENT HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CRESTVIEW NORTH, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       CRYSTAL CITY NURSING CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       CVNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       DELCO APOTHECARY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       DELM NURSING, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       DENTON HEALTHCARE CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       DENTON HEALTHCARE CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       DERBY NURSING CENTER CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       DIANE MORGAN & ASSOCIATES, INC.
                       (Doing business as DM & A REHAB)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       EASTERN MEDICAL SUPPLIES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       EASTERN REHAB SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       EASTON MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       EDELLA STREET ASSOCIATES


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       EIDOS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ELDERCARE RESOURCES CORP.
                       (Formerly HEALTH RESOURCES OF TAZEWELL, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ELMWOOD HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENCARE OF MASSACHUSETTS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENCARE OF MENDHAM, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENCARE OF MENDHAM, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENCARE OF PENNYPACK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENCARE OF QUAKERTOWN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ENCARE OF WYNCOTE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ENR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE ADULT DAY HEALTH SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CENTERS I, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CENTERS I, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS ELDERCARE CENTERS II, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CENTERS II, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CENTERS III, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CENTERS III, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.
                       (Formerly DIVERSIFIED DIAGNOSTICS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE EMPLOYMENT SERVICES, LLC


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE HOME CARE SERVICES, INC.
                       (Formerly HEALTHCARE SERVICES NETWORK, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE HOME HEALTH SERVICES - SOUTHERN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE HOSPITALITY SERVICES, INC.
                       (Formerly HCHS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS ELDERCARE LIVING FACILITIES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE MANAGEMENT SERVICES, INC.
                       (Formerly BLUEFIELD MANOR, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE NATIONAL CENTERS, INC.
                       (Formerly NATIONAL HEALTH CARE AFFILIATES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE NETWORK SERVICES OF MASSACHUSETTS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE NETWORK SERVICES, INC.
                       (Formerly GENESIS MANAGEMENT RESOURCES, INC. and TOTAL CARE SYSTEMS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE PHYSICIAN SERVICES, INC.
                       (Formerly GENESIS PHYSICIAN SERVICES, INC. and GENESIS HEALTH VENTURES LINEN SERVICES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE PROPERTIES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE REHABILITATION MANAGEMENT
                       SERVICES, INC. (Formerly ROBINDALE MEDICAL
                       SERVICES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE REHABILITATION SERVICES, INC. (Formerly TEAM REHABILITATION, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS ELDERCARE STAFFING SERVICES, INC.
                       (Formerly STAFF REPLACEMENT SERVICES,
                       INC. and SRS ACQUISITION CORPORATION)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS ELDERCARE TRANSPORTATION SERVICES, INC. (Formerly HSS-PARA TRANSIT, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS - GEORGETOWN SNF/JV, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH SERVICES CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF ARLINGTON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF INDIANA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF LANHAM, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS HEALTH VENTURES OF NAUGATUCK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF NEW GARDEN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF POINT PLEASANT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF SALISBURY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF WAYNE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF WEST VIRGINIA, LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF WILKES-BARRE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTH VENTURES OF WINDSOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS HEALTHCARE CENTERS HOLDINGS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS HOLDINGS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS IMMEDIATE MED CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS PROPERTIES LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS PROPERTIES OF DELAWARE CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:



                       GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GENESIS SELECTCARE CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GENESIS-CROZER PARTNERSHIP HOLDING COMPANY, INC


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GERIATRIC & MEDICAL COMPANIES, INC.
                       (Formerly GERIATRIC & MEDICAL CENTERS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GERIATRIC & MEDICAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GERIATRIC AND MEDICAL INVESTMENTS CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GERIMED CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GHV AT SALISBURY CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GLENMARK ASSOCIATES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GLENMARK LIMITED LIABILITY COMPANY I


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GLENMARK PROPERTIES I, LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GMA PARTNERSHIP HOLDING COMPANY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMA-BRIGHTWOOD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMA-CONSTRUCTION, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMA-MADISON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMA-UNIONTOWN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GMC FINANCIAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMC LEASING CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMC MEDICAL CONSULTING SERVICES, INC.
                       (Doing business as REHAB TECHNOLOGIES CORP.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMC-LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMS INSURANCE SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       GMS MANAGEMENT - TUCKER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GMS MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GOVERNOR'S HOUSE NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GREENSPRING MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       GROTON ASSOCIATES OF CONNECTICUT, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       H.O. SUBSIDIARY, INC. (Formerly HEALTHOBJECTS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HALLMARK HEALTHCARE LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH CONCEPTS AND SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF ACADEMY MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF ARCADIA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF BOARDMAN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF BRIDGETON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF BRIDGETON, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF BROOKLYN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF CEDAR GROVE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF CINNAMINSON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF CINNAMINSON, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF COLCHESTER, INC.
                       HEALTH RESOURCES OF COLUMBUS, INC.
                       (Formerly MRD REALTY, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF CRANBURY, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF CUMBERLAND, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF EATONTOWN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF EMERY, L.L.C,


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF ENGLEWOOD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF ENGLEWOOD, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF EWING, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF EWING, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF FAIRLAWN, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF FARMINGTON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF GARDNER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF GLASTONBURY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF GROTON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF JACKSON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF JACKSON, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF KARMENTA AND MADISON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF LAKEVIEW, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF LAKEVIEW, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF LEMONT, MC,


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF LYNN, INC.
                       (Formerly MARCELLA HOME HEALTH, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF MARCELLA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF MIDDLETOWN, (RI), INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF MONTCLAIR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF MORRISTOWN, INC.
                       (Formerly P.W.O.N. ASSOCIATES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF NORFOLK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF NORTH ANDOVER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF NORWALK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF PENNINGTON, INC.
                       (Formerly EMERY MANOR HEALTH, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF RIDGEWOOD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF RIDGEWOOD, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF ROCKVILLE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF SOLOMONT/BROOKLINE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF SOUTH BRUNSWICK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF TROY HILLS, INC.
                       (Formerly F.L. ASSOCIATES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF VOORHEES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF WALLINGFORD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF WARWICK, INC.
                       (Formerly GANCI ACQUISITION CORP. and RAC
                       ACQUISITION CORP.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HEALTH RESOURCES OF WEST ORANGE, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTH RESOURCES OF WESTWOOD, INC.
                       (Formerly HEALTH RESOURCES OF RHODE ISLAND, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTHCARE REHAB SYSTEMS, INC. (Formerly ENCARE OF PENNSYLVANIA, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTHCARE RESOURCES CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HEALTHOBJECTS CORPORATION
                       (Formerly NEIGHBORWARE HEALTH SYSTEMS, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HELSTAT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HILLTOP HEALTH CARE CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HMNH REALTY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HNCA, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HORIZON ASSOCIATES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HORIZON MOBILE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HORIZON REHABILITATION, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       HR OF CHARLESTOWN, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       HRWV HUNTINGTON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       INNOVATIVE HEALTH CARE MARKETING, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       INNOVATIVE PHARMACY SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       INSTITUTIONAL HEALTH CARE SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       KEYSTONE NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       KNOLLWOOD MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       KNOLLWOOD NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LAKE MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LAKE WASHINGTON, LTD.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LAKEWOOD HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LAUREL HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       LEHIGH NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LIFE SUPPORT MEDICAL EQUIPMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LIFE SUPPORT MEDICAL, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LINCOLN NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       LRC HOLDING COMPANY


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       LWNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MABRI CONVALESCENT CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MADISON AVENUE ASSISTED LIVING, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MAIN STREET PHARMACY, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MANOR MANAGEMENT CORPORATION OF GEORGIAN MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MARLINTON PARTNERSHIP HOLDING COMPANY, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MARLTON ASSOCIATES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MARSHFLELD HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MCKERLEY HEALTH CARE CENTER - CONCORD, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MCKERLEY HEALTH CARE CENTERS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MCKERLEY HEALTH FACILITIES


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MEDICAL SERVICES GROUP, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN EDGEWOOD LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN HEALTH, INC. (Formerly MI ACQUISITION CORP.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MERIDIAN HEALTHCARE INVESTMENTS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN HEALTHCARE, INC.
                       (Formerly MHC ACQUISITION CORP.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN PERRING LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN VALLEY LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       METRO PHARMACEUTICALS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MHNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MILLVILLE MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MONTGOMERY NURSING HOMES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MULTICARE AMC, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MULTICARE ACQUISITION CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE MULTICARE COMPANIES, INC. (A/K/A CENTURY CARE CORPORATION IN NEW JERSEY)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       MULTICARE HOME HEALTH OF ILLINOIS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MULTICARE MEMBER HOLDING CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       MULTICARE PAYROLL CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NATIONAL PHARMACY SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE INFUSION SERVICES, INC. (Formerly VITALINK INFUSION SERVICES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       NEIGHBORCARE OF INDIANA, INC. (Formerly TEAMCARE OF INDIANA, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE OF NORTHERN CALIFORNIA, INC. (Formerly COMPUPHARM OF NORTHERN CALIFORNIA, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE OF OKLAHOMA, INC. (Formerly VITALINK SUBSIDIARY, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE OF VIRGINIA, INC. (Formerly TEAMCARE OF VIRGINIA, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE OF WISCONSIN, INC. (Formerly GCI INNOVATIVE PHARMACY, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       NEIGHBORCARE PHARMACIES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE PHARMACY SERVICES, INC.
                       (Formerly VITALINK PHARMACY SERVICES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE-MEDISCO, INC.
                       (Formerly MEDISCO PHARMACIES, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE-ORCA, INC.
                       (Formerly WHITE, MACK & WART, INC. and doing business as PROPAC PHARMACY)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NEIGHBORCARE-TCI, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       NETWORK AMBULANCE SERVICES, INC. (Formerly LIFE SUPPORT AMBULANCE, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       [NEWCO (FORMED TO ACQUIRED GEC/MULTICARE AND SUBS)]


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NORRISTOWN NURSING & REHABILITATION CENTER
                       ASSOCIATES, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NORTH MADISON, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       NORTHWESTERN MANAGEMENT SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PHARMACY EQUITIES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PHC OPERATING CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PHILADELPHIA AVENUE ASSOCIATES


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PHILADELPHIA AVENUE CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       POCAHONTAS CONTINOUS CARE CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       POINT PLEASANT HAVEN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       POMPTON ASSOCIATES, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       POMPTON CARE, INC


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       POMPTON CARE, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       PRESCOTT NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PROFESSIONAL PHARMACY SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PROGRESSIVE REHABILITATION CENTERS, INC.
                       (Formerly HEALTH RESOURCES OF LAKEWOOD, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PROSPECT PARK LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PROVIDENCE FUNDING CORPORATION


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       PROVIDENCE HEALTH CARE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       PROVIDENCE MEDICAL, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       QUAKERTOWN MANOR CONVALESCENT AND REHABILITATION, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RALEIGH MANOR LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RESPIRATORY HEALTH SERVICES, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       REST HAVEN NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RIDGELAND HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RIVER PINES HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RIVER STREET ASSOCIATES


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RIVERSHORES HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RLNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ROEPHEL CONVALESCENT CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ROEPHEL CONVALESCENT CENTER, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ROMNEY HEALTH CARE CENTER LTD., LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ROSE HEALTHCARE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       ROSE VIEW MANOR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       ROXBOROUGH NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RSNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       RVNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       S.T.B. INVESTORS, L.T.D.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SCHUYLKILL NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SCHUYLKILL PARTNERSHIP ACQUISTION CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       SCOTCHWOOD INSTITUTIONAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SCOTCHWOOD MASS, HOLDING CO., INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SEMINOLE MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SENIOR LIVING VENTURES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SENIOR SOURCE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       SISTERVILLE HAVEN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SNOW VALLEY HEALTH RESOURCES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SOLOMONT FAMILY RIVER MEDFORD VENTURE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       STAFFORD CONVALESCENT CENTER, INC.
                       (Formerly MCV REALTY, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       STATE STREET ASSOCIATES LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       STATE STREET ASSOCIATES, INC. (Formerly GENESIS HEALTH VENTURES OF BRACKENRIDGE, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE STRAUS GROUP-HOPKINS HOUSE, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE STRAUS GROUP-OLD BRIDGE, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE STRAUS GROUP-RIDGEWOOD, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       SUBURBAN MEDICAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       SVNR, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       TEAYS VALLEY HAVEN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THERAPY CARE SYSTEMS, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       THERAPY CARE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE TIDEWATER HEALTHCARE SHARED SERVICES GROUP, INC. (Formerly TW ACQUISITION CORP.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       TMC ACQUISITION CORP.
                       (Formerly TROY HILLS ASSISTED LIVING, INC.)


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       TOTAL REHABILITATION CENTER, L.L.C.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       TRANSPORT SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       TRI STATE MOBILE MEDICAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       UNITED HEALTH CARE SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       VALLEY MEDICAL SERVICES, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       VALLEY TRANSPORT AMBULANCE SERVICE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       VERSALINK, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       VILLAS REALTY & INVESTMENTS, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       VOLUSIA MERIDIAN LIMITED PARTNERSHIP


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WALNUT LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WARWICK ASSOCIATES OF RHODE ISLAND, L.P.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WAYSIDE NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       WEISENFLUH AMBULANCE SERVICE, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WEST PHILA. LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WESTFORD NURSING AND RETIREMENT CENTER, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WILLOW MANOR NURSING HOME, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       WYNCOTE HEALTHCARE CORP.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                       YORK LTC MANAGEMENT, INC.


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:


                       THE BANK OF NEW YORK, as Trustee


                       By:
                           ----------------------------------------------------
                              Name:
                              Title:

                                    EXHIBIT A

              FORM OF NOTATION ON SENIOR NOTE RELATING TO GUARANTEE

                                    GUARANTEE

           Each guarantor (each a "Guarantor" and collectively the "Guarantors" including any successor Person under the Indenture) has unconditionally guaranteed, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, premium, if any and interest on the Senior Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in Article 11 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

           The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

                             [LIST OF SUBSIDIARIES]

                                    EXHIBIT B

                                  FORM OF NOTE

                                 (FACE OF NOTE)

NUMBER __________                                             AMOUNT __________
                                                              CUSIP NUMBER
                                                                          -----


                          GENESIS HEALTH VENTURES, INC.

                     SECOND PRIORITY SECURED NOTES DUE 2007

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN PART OR IN WHOLE PRIOR TO MATURITY AS SET FORTH BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

           Genesis Health Ventures Inc., a Pennsylvania corporation (the "Company", which term includes any successor corporation), for value received promises to pay to __________________or registered assigns, the principal sum of ____ Million Dollars ($_______), on ________.

           Interest Payment Dates: March 15, June 15, September 15 and December 15, commencing December 15, 2001.

           Record Dates: March 1, June 1, September 1, December 1.

           Reference is made to the further provisions of this Senior Note contained herein, which will for all purposes have the same effect as if set forth at this place.

           IN WITNESS WHEREOF, the Company has caused this Senior Note to be signed manually or by facsimile by its duly authorized officers.



                                           GENESIS HEALTH VENTURES INC.


                                           By:
                                                -----------------------------
                                                 Name:
                                                 Title:


                                           By:
                                                -----------------------------
                                                 Name:
                                                 Title:

                         Certificate of Authentication:


This is one of the Second Priority Secured Notes due
2007 referred to in the within-mentioned Indenture



Dated:  __________________




THE BANK OF NEW YORK, as Trustee



By:        ____________________________
           Authorized Signatory

                                 (REVERSE SIDE)

                          GENESIS HEALTH VENTURES, INC.

                     SECOND PRIORITY SECURED NOTES DUE 2007


1.  INTEREST.

                     (a) Genesis Health Ventures, Inc., a Pennsylvania corporation (the "Company"), promises to pay interest on the principal amount of the Senior Notes at the rate per annum, reset quarterly, equal to 3-month LIBOR (as defined below), plus 500 basis points, from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same interest rate per annum, compounded quarterly, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2001 (each, an "Interest Payment Date"), to the person in whose name the Senior Notes are registered at the close of business on the regular record date for such interest installment, which shall be the first day of the month in which the relevant Interest Payment Date falls.

                     (b) The interest rate on the Senior Notes for each quarter (or other period for which interest is payable) will be determined on the Determination Date (as defined below) for such quarter (or other period for which interest is payable) and will be a per annum rate reset quarterly equal to 3-month LIBOR (determined as set forth below) plus 500 basis points, and will be effective as of the first day of such quarter (or other period for which interest is payable).

                     (c) On each Determination Date, the Calculation Agent will calculate the interest rate, based on 3-month LIBOR, for each interest period commencing on the second London Banking Day immediately following such Determination Date.

           "3-month LIBOR" means, with respect to an interest period relating to a Distribution Date, the London interbank offered rate for three-month, Eurodollar deposits determined in the following order of priority:

                     (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date);

                     (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date, 3-month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;

                     (iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Calculation Agent will request the principal London offices of four leading banks in the

London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-month LIBOR will be the arithmetic mean of such quotations;

                     (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Calculation Agent will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-month LIBOR will be the arithmetic mean of such quotations; and

                     (v) if fewer than two such quotations are provided as requested in clause (iv) above, 3-month LIBOR will be 3-month LIBOR determined with respect to the interest period immediately preceding such current interest period.

           If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the case may be, as of 11:00 a.m. (London time) on the related Determination Date is superceded on Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate before 12:00 noon (London time) on such Determination Date, the corrected rate as so substituted on the applicable page will be the applicable 3-month LIBOR for such Determination Date.

           As used herein:

           "Calculation Agent" means _________________.

           "Determination Date" means the date that is two London Banking Days preceding the first day of any quarter or other period for which an interest payment will be payable.

           "London Banking Day" means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

           "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

                     (d) All percentages resulting from any calculations on the Senior Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .09876555)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

                     (e) On the Determination Date, the Calculation Agent shall notify the Company and the Paying Agent of the applicable interest rate in effect for the related interest rate period. The Calculation Agent shall, upon the request of a holder of Senior Notes, provide the interest rate then in effect. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the holders of the Senior Notes.

                     (f) The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed and a 360-day year.

2.   METHOD OF PAYMENT.

           The Company will pay interest on this Senior Note provided for in Paragraph 1 above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the first day of the month in which the relevant Interest Payment date falls (whether or not such day is a Business Day). The Holder must surrender this Note to a Paying Agent to collect principal payments due on the Maturity Date. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in such money. It may mail an interest check to the Holder's registered address. Notwithstanding the foregoing, all payments with respect to the Senior Notes, the Holders of which have given wire transfer instructions to the Paying Agent on or before the relevant record date, shall be made by wire transfer of immediately available funds to the accounts specified by such Holders.

3.   PAYING AGENT AND REGISTRAR.

           Initially, The Bank of New York (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders of the Senior Notes. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

4.   INDENTURE AND COLLATERAL DOCUMENTS.

           The Company issued this Senior Note under an Indenture dated as of October, 2001 (as such may be amended, supplemented, waived and modified from time to time, the "Indenture") by and among the Company, the Guarantors party thereto and the Trustee. The terms of this Senior Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture. This Senior
Note is subject to all such terms, and the Holder of this Senior Note is referred to the Indenture and said Trust Indenture Act for a statement of them. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes or the Guarantee. The Senior Notes are secured by certain collateral pursuant to the Collateral Documents and may be released pursuant to the terms thereof, subject to the terms of this Indenture. The Collateral Documents govern the rights in and to the Collateral of the holders from time to time of Senior Indebtedness and of the Trustee and the Holders. All capitalized terms in this Senior Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

           The Senior Notes are secured obligations of the Company of up to $242,605,000 in aggregate principal amount, subject to adjustment as provided in the Indenture. The Indenture imposes certain restrictions on, among other things, the Company's ability to consolidate or merge with or into, or to transfer all or substantially all of its assets to, another person.

5.   OPTIONAL REDEMPTION.

           Subject to the terms of Section 3.7 of the Indenture, the Company may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Redemption Date.

6.   MANDATORY PARTIAL REDEMPTION.

           Subject to the terms of Section 3.8 of the Indenture, the Company will redeem in part each Senior Note outstanding on each October 1, by payment of 1% of the principal amount thereof outstanding on such Redemption Date, together with accrued and unpaid interest thereon to such Redemption Date.

7.   NOTICE OF REDEMPTION.

           Notice of redemption will be mailed via first class mail at least 15 days but not more than 30 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at its registered address as it shall appear on the register of the Senior Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Senior Notes or portions thereof called for redemption unless the Company shall default in making the redemption payment thereon.

8.   GUARANTEE.

           Payment of principal of, premium, if any, and interest (including interest on overdue principal and overdue interest (if lawful)) on the Senior Notes and all other obligations of the Company to the Holders and the Trustee will be unconditionally guaranteed by the Guarantors pursuant to, and subject to the terms of, Article 11 of the Indenture.

9.   COLLATERAL TRUST AGREEMENT

           The Collateral Trust Agreement sets forth the relative rights of the Trustee and the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand, as to the priority of payment of the Senior Indebtedness over the Senior Notes and related obligations in certain circumstances. The terms of the Senior Notes are subject to the terms of the Collateral Trust Agreement and each Holder, by accepting this Senior Note, agrees to all of the terms and provisions of the Collateral Trust Agreement, as the same may be amended from time to time pursuant to the provisions thereof and this Indenture. Without limiting the foregoing, each Holder, by accepting this Senior Note, acknowledges and agrees that its rights to payment of the obligations evidenced by the Senior Notes and the Guarantees are subject to the terms of the Collateral Trust Agreement, and authorizes the Trustee to give effect thereto and appoints the Trustee as attorney in fact for such purpose.

10.  DENOMINATIONS, TRANSFER, EXCHANGE.

           The Senior Notes are in registered form without coupons in denominations of $100 and integral multiples thereof. A Holder may register the transfer or exchange of Senior Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Senior Note selected for redemption or register the transfer of or exchange any Senior Note for a period of 15 days before the mailing of a notice of redemption of Senior Notes to be redeemed or any Senior Note after it is called for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

11.  PERSONS DEEMED OWNERS.

           The registered Holder of this Senior Note may be treated as the owner of it for all purposes.

12.  UNCLAIMED MONEY.

           If money for the payment of principal, premium or interest on any Senior Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

13.  AMENDMENT, SUPPLEMENT AND WAIVER.

           Subject to certain exceptions, the Indenture, the Senior Notes, the Guarantees or the Collateral Documents may be modified, amended or supplemented by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Senior Notes then outstanding. Without the consent of Holders, the Company, the Guarantors and the Trustee may amend the Indenture, the Senior Notes, the Guarantees or the Collateral Documents or supplement the Indenture for certain specified purposes, including providing for uncertificated Senior Notes in addition to certificated Senior Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not materially and adversely affect the rights of any Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act to enter into additional or supplemental Collateral Documents, to adjust the principal amount of the Senior Notes issued pursuant to the Indenture and to otherwise comply with the terms of the Plan of Reorganization (as defined in the Indenture).

14.  SUCCESSOR ENTITY.

           When a successor corporation assumes all the obligations of its predecessor under the Senior Notes and the Indenture and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

15.  DEFAULTS AND REMEDIES.

           Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.1(7) or (8) of the Indenture) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Senior Notes then outstanding by written notice to the Company and the Trustee, may declare to be immediately due and payable the entire principal amount of all the

Senior Notes then outstanding plus accrued but unpaid interest to the date of acceleration and such amounts shall become immediately due and payable. In case an Event of Default specified in Section 6.1(7) or (8) of the Indenture occurs, such principal amount, together with premium, if any, and interest with respect to all of the Senior Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests.

16.  TRUSTEE DEALINGS WITH THE COMPANY.

           The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates, as if it were not Trustee.

17.  NO RECOURSE AGAINST OTHERS.

           As more fully described in the Indenture, a director, officer, employee, partner, affiliate, beneficiary or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Senior Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Senior Note by accepting this Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Senior Note.

18.  DEFEASANCE AND COVENANT DEFEASANCE.

           The Indenture contains provisions for defeasance of the entire indebtedness on this Senior Note and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

19.  ABBREVIATIONS.

           Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

20.  CUSIP NUMBERS.

           Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Senior Notes. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.  GOVERNING LAW.

           THE INDENTURE AND THE SENIOR NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SENIOR NOTES.

           THE COMPANY WILL FURNISH TO ANY HOLDER OF A SENIOR NOTE
UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:________________________________________; ATTENTION: __________________.

AUTHENTICATION.

           This Senior Note shall not be valid until the Trustee manually signs the Certificate of Authentication on the other side of this Senior Note.

                                   ASSIGNMENT

           I or we assign and transfer this Senior Note to:

           (Insert assignee's social security or tax I.D. number)


           ---------------------------------------------------------

           ---------------------------------------------------------

           ---------------------------------------------------------


           (Print or type name, address and zip code of assignee) and irrevocably appoint:

           ---------------------------------------------------------

           ---------------------------------------------------------


           Agent to transfer this Senior Note on the books of the Company. The Agent may substitute another to act for him.

           Date:
                  --------------------------------------------------

           Your Signature:
                            ----------------------------------------

           (Sign exactly as your name appears on the other side of this Note)

           Signature Guarantee:
                                 -----------------------------------

           OPTION OF HOLDER TO ELECT PURCHASE

           If you want to elect to have all or any part of this Senior Note purchased by the Company pursuant to Section 4.9 of the Indenture, check the box:
           [ ]


           If you want to have only part of the Senior Note purchased by the Company pursuant to Section 4.9 of the Indenture, state the amount you elect to have purchased: $________ multiple of $100)

Date:       _____________________.


Your Signature:  ________________________________
 (Sign exactly as your name appears on the face of this Note)



Signature Guaranteed

----------------------------------------------

                                    EXHIBIT C

                         FORM OF LEGEND FOR GLOBAL NOTES

           Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

           THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

           UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           LOAD-DATE:









                                      C-1